LETTER FROM THE PRESIDENT

BACKGROUND ARTWORK

Dear Fellow Contract Owner:

There's no doubt that we've all experienced excessive volatility in the financial markets in 1998. The 12-month period ending December 31, 1998, has served as a clear example of how the performance of different asset classes can vary widely over a given time period. For example, domestic large cap stocks made an impressive rebound in the fourth quarter to provide the highest asset class returns for the year, even more spectacular when viewed against the lackluster performance of small cap stocks over the past year. Similarly, the divergence between the returns of value versus growth styles, Europe versus Asia, and emerging versus developed markets reflects the overall volatility that has been inherent in 1998.

Given these wild swings in performance, we think the message is clear: expect volatility, and understand that it's extremely difficult to predict which asset classes will be strong performers and which ones will be weak. One way to cushion the volatility is to be sure that you're adequately diversified in your investments and that you've properly allocated your assets based on your investing needs and goals. By investing with Touchstone through a financial advisor, you have already taken the important first step in building a portfolio that can help you meet your future goals. Your financial advisor can help you set new guidelines when life-style changes occur, and they can help you measure your level of patience for overall market conditions.

We're proud to note that the Touchstone Standby Income Fund has been recognized with Morningstar's highest 5-star rating for its three-year performance as of 12-31-98(1). Those familiar with Morningstar know that they are a privately owned company that provides unbiased mutual fund information to help individual investors make informed investment decisions. Only the top 10% of all mutual funds in each investment class actually receive Morningstar's highest rating. The Touchstone Standby Income Fund, classified as an Ultrashort Bond fund by Morningstar, was ranked among 2,126 funds in Morningstar's Taxable Bond category as of 12/31/98.

I'd like to take this opportunity to thank you for the success we've shared together. We appreciate your continued confidence and investment in the Touchstone Family of Funds and Variable Annuities(2).

Sincerely,

/s/ Jill McGruder
Jill T. McGruder
President and Chief Executive Officer
Touchstone Family of Funds and Variable Annuities

P.S. Please visit us on the World Wide Web at www.touchstonefunds.com

(1) Morningstar proprietary ratings reflect historical risk-adjusted performance, and are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 3-month Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 3-month Treasury bill returns. The top 10% of funds in a category receives 5 stars; the next 22.5% receives 4 stars. Past performance is no guarantee of future results. The Advisor waived fees and reimbursed the Fund which had a material effect on the total return.

(2) Touchstone Variable Annuities are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio. The Touchstone Family of Funds and Variable Annuities are distributed by Touchstone Securities, Inc., member NASD and SIPC. For a prospectus containing more information, including all fees and expenses, call 800.669.2796. Please read the prospectus carefully before investing or sending money.

NOTES

   TABLE OF CONTENTS

3
TABLE OF CONTENTS

                                                             PAGE
Separate Account I
  Management Discussion & Analysis.........................    7
  Statement of Net Assets..................................   21
  Statement of Operations and Changes in Net Assets........   22
  Notes to Financial Statements............................   23
  Report of Independent Accountants........................   31
Select Advisors Variable Insurance Trust
  Emerging Growth..........................................    3
  International Equity.....................................    7
  Income Opportunity.......................................   10
  Value Plus...............................................   14
  Balanced.................................................   17
  Standby Income...........................................   21
  Statements of Assets and Liabilities.....................   22
  Statements of Operations.................................   23
  Statements of Changes in Net Assets......................   24
  Financial Highlights.....................................   26
  Notes to Financial Statements............................   28
  Report of Independent Accountants........................   36
Select Advisors Portfolios
  Growth & Income..........................................    3
  Bond.....................................................    6
  Statements of Assets and Liabilities.....................    9
  Statements of Operations.................................   10
  Statements of Changes in Net Assets......................   11
  Ratios and Supplementary Data............................   12
  Notes to Financial Statements............................   13
  Report of Independent Accountants........................   18

NOTES                                                                          4

                       TOUCHSTONE
                          LOGO                    WESTERN-SOUTHERN LIFE
                                                      ASSURANCE COMPANY

                                               SEPARATE ACCOUNT 1  LOGO




                                                          ANNUAL REPORT
                                                      DECEMBER 31, 1998

NOTES

   MANAGEMENT DISCUSSION & ANALYSIS

7
MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Emerging Growth

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Emerging Growth Sub-Account. Small capitalization stocks, as measured by the Russell 2000, declined 2.5% while the total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Emerging Growth Sub-Account (Variable Annuity) was 1.9%. The total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Emerging Growth Sub-Account (Options 1, 2 and 3 for the Select Variable Annuity) was -1.8%, -1.9% and -2.0% respectively. (The Standard Death Benefit, Annual Step-Up Death Benefit, and 6% Accumulating Death Benefit of the Select Variable Annuity are referred to as Options 1, 2 and 3, respectively, in this report. The Select Variable Annuity was not available until March of 1998. Performance information is shown for the period of March 1 through December 31, 1998.)

As the value-style manager of the Touchstone Emerging Growth Portfolio, David L. Babson's core strategy continued to stress bottom-up fundamental analysis in identifying low risk stocks with attractive return potential. Small company stocks continued to have a difficult time in 1998. The domestic equity markets overall were marked by wild swings throughout the year. In the third quarter, the Russell 2000 declined 20% as investors sold stocks due to fears the U.S. was shortly headed into a recession. Not surprisingly, given Babson's low risk value discipline, the value-style portion of the portfolio held its value well during the third quarter and bettered its benchmark.

In the fourth quarter of 1998, investors dramatically shifted course and purchased stocks as rapidly as they were sold in the previous quarter, resulting in the Russell 2000 increasing its value by 16%. Not surprisingly, Babson's low risk value discipline had difficulty keeping pace with the soaring market, and the value-style portion of the Portfolio trailed its benchmark for the quarter and for the entire year.

Standout performers for the year included Elsag Bailey (+137%) due to a buyout offer from the large European industrial conglomerate ABB, and Martin Marietta Materials (+70%) due to continued strong demand of their primary product, aggregates--a fancy term for rocks, stone and gravel which are critical in road and infrastructure building. Unfortunately, Babson's increased weighting in the Energy sector, the worst performing sector in 1998, detracted from performance. Babson still likes the long term outlook for the Energy sector and continues to increase their weighting in this sector.

As the growth-style manager of the Touchstone Emerging Growth Portfolio, Westfield Capital Management continued to find companies with good growth prospects. Unlike 1997, small cap growth did much better than small cap value in 1998. This pattern correlates very well with past cycles where growth outperforms relatively as overall corporate profits peak--an environment Westfield expects to continue into 1999.

   MANAGEMENT DISCUSSION & ANALYSIS

Technology (including telecommunications) led the growth-style portion of the portfolio. Its impact can be seen in the performance pattern over the course of the year with the first quarter and fourth quarter accounting for most of the gains. Portfolio performance was achieved the old-fashioned way--that is, without the presence of Internet stocks. In the liquidity-driven market of 1998, top performance portfolio managers had to speculate on unheard of valuations in either the Internet group or the top 50 blue chips. Neither area fit Westfield's price/earnings-to-growth valuation discipline very well. Instead, some of Westfield's best technology stock picks were market-penetration stories. Such names as Geotel in call routing systems, Galileo in networking ICs, and EMC in data storage are but a few.

The portfolio kept pace with its benchmarks and peers during the severe correction of July and August, and Westfield feels that this reflects the cushioning effect of their growth-at-a-reasonable-price style, as well as specific portfolio sector shifts made earlier in the year. Concerns about Asian demand caused Westfield to exit the Energy sector and several technology product arenas. Financially-sensitive holdings were reduced as they saw signs of a slowing economy, while service companies in the consumer and healthcare sectors were added. The educational field was also sharply overweighted and remained a stand-out performer.

                         GROWTH OF A $10,000 INVESTMENT

                                       TOUCHSTONE VARIABLE ANNUITY
                                             EMERGING GROWTH                                             WIES. SM CO GR MINOR
                                               SUB-ACCOUNT                 RUSSELL 2000 MAJOR INDEX              INDEX
                                               -----------                 ------------------------      --------------------
2/95                                               10000                              10000                       10000
3/95                                               10094                              10171                       10294
6/95                                               10694                              11125                       11458
9/95                                               11600                              12224                       12955
12/95                                              11687                              12488                       12801
3/96                                               12227                              13126                       13501
6/96                                               12753                              13782                       14428
9/96                                               12465                              13829                       14705
12/96                                              12818                              14548                       14934
3/97                                               12419                              13796                       13808
6/97                                               14685                              16032                       16007
9/97                                               16965                              18418                       18439
12/97                                              16906                              17801                       17424
3/98                                               18436                              19592                       19361
6/98                                               17753                              18678                       18781
9/98                                               14259                              14915                       14838
12/98                                              17228                              17348                       17675

----------------------------
Average Annual Total Return
----------------------------
One Year         Since
 Ended         Inception
12/31/98        2/23/95
  1.9%           15.2%
---------------------------
Cumulative Total Return
---------------------------
     Since Inception
          2/23/95
           72.3%
---------------------------


The performance information shown here represents the performance of an investment made by a Variable Annuity contract owner in the Sub-Account. It reflects the fees that are paid by the Sub-Account and the Variable Annuity contract owner. The chart does not reflect additional fees related to the Select Variable Annuity. Inclusion of these fees would reduce the return figures. Past performance is not indicative of future performance.

   MANAGEMENT DISCUSSION & ANALYSIS

9

Touchstone International Equity

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone International Equity Sub-Account. International equity stocks, as measured by the MSCI EAFE Index, rose 20.3% while the total return (net of fees and expenses, but excluding surrender charges) for the Touchstone International Equity Sub-Account (Variable Annuity) was 18.6%. The total return (net of fees and expenses, but excluding surrender charges) for the Touchstone International Equity Sub-Account (Options 1, 2 and 3 for the Select Variable Annuity) was 8.5%, 8.4% and 8.3% respectively.

As the manager of the Touchstone International Equity Portfolio, Credit Suisse Asset Management (formerly BEA Associates) attributes the Portfolio's performance to three prominent drivers: the Portfolio's allocation to European markets, their underweight position in Japan, and their absence from the rest of Asia.

In Europe, Credit Suisse favored several themes during the year including companies benefiting from restructuring and businesses that help other companies reduce costs. During the first half of the year, their positions in the auto (Renault, Porsche, Volkswagen and BMW), business services (Cap Gemini and SAP), and telecommunications equipment and mobile phone industries (Vodaphone and Telefonica) added to performance.

Late in the third quarter, as the emerging markets crisis spread, they repositioned their European allocation in favor of defensive industries and companies whose core businesses are concentrated in Europe. This repositioning had a negative impact in October, and was the primary cause of slight underperformance for the year, when oversold global financials, in which they were underweight, rallied sharply. However, their defensive positioning proved beneficial during the end of the quarter as investors reduced their global economic growth expectations and sought safer havens with higher earnings visibility.

Being underweight in Japan added to performance for the year while stock selection there hurt performance by a modest degree. For much of the year the portfolio was positioned in large blue chip exporters (Sony, Canon, TDK and Honda) on the belief that their earnings would be more stable than domestic companies that rely on Japan's domestic economy for revenues. While exporters did well during the first part of the year, they were hurt in the third and fourth quarters when the yen rallied sharply, thereby weakening the profitability of exporters. Credit Suisse was also underweight in large banks in Japan, which rallied in October causing a negative impact on performance.

Being absent from all of Asia except Japan proved to be effective on a full-year basis. Despite the rally in the first month of the year and in the final quarter, Asian markets were weak for most of the year, underscoring the view that avoiding them was the most prudent approach to take.

   MANAGEMENT DISCUSSION & ANALYSIS

                         GROWTH OF A $10,000 INVESTMENT

                                      TOUCHSTONE VARIABLE ANNUITY
                                          INTERNATIONAL EQUITY                                            WIES. NON-US EQUITY
                                              SUB-ACCOUNT                    MSCI EAFE MAJOR INDEX            MINOR INDEX
                                              -----------                    ---------------------        -------------------
2/95                                             10000                                10000                       10000
3/95                                             10337                                10627                       10271
6/95                                             10754                                10712                       10758
9/95                                             11201                                11167                       11225
12/95                                            11231                                11628                       11397
3/96                                             11888                                11973                       11961
6/96                                             12116                                12171                       12411
9/96                                             11963                                12165                       12357
12/96                                            12351                                12368                       12833
3/97                                             12499                                12183                       12979
6/97                                             13865                                13774                       14314
9/97                                             14426                                13685                       14386
12/97                                            13985                                12622                       13128
3/98                                             16272                                14489                       14737
6/98                                             17166                                14653                       14426
9/98                                             14721                                12579                       12102
12/98                                            16587                                15189                       14141

----------------------------
Average Annual Total Return
----------------------------
One Year         Since
 Ended         Inception
12/31/98        2/23/95
 18.6%           14.0%
---------------------------
Cumulative Total Return
---------------------------
     Since Inception
          2/23/95
           65.9%
---------------------------


The performance information shown here represents the performance of an investment made by a Variable Annuity contract owner in the Sub-Account. It reflects the fees that are paid by the Sub-Account and the Variable Annuity contract owner. The chart does not reflect additional fees related to the Select Variable Annuity. Inclusion of these fees would reduce the return figures. Past performance is not indicative of future performance.


Touchstone Income Opportunity

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Income Opportunity Sub-Account. Corporate high yield bonds, as measured by the Wiesenberger: Corporate High Yield Variable Annuity Index, declined 1.5%; emerging market bonds, as measured by the Wiesenberger: Emerging Market Income Variable Annuity Index, declined 22.7%, while corporate bonds in general, as measured by the Lehman Brothers Corporate Bond Index, rose 8.5%. Total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Income Opportunity Sub-Account (Variable Annuity) was -13.5%. The total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Income Opportunity Sub-Account (Options 1, 2 and 3 for the Select Variable Annuity) was -15.5%, -15.6% and -15.6% respectively.

As the manager of the Touchstone Income Opportunity Portfolio, Alliance Capital Management continued to concentrate its portfolio strategy on investments in emerging market corporates, emerging market sovereign and U.S. corporate high yield debt. Alliance reports that 1998 was an extremely challenging year for financial markets, as economic turmoil spread from Asia to encompass Russia and Latin America, particularly Brazil. Both the high yield and emerging markets came under pressure in the second half of the

   MANAGEMENT DISCUSSION & ANALYSIS

11

year, after Russia announced a debt moratorium in August. High yield assets also came under pressure due to these global concerns, causing many companies to revise earning estimates downward; liquidity in the secondary market dissipated.

As emerging market assets came under pressure, several positions were more severely impacted than others, including: Russian principal loans, overweight positions in Indonesian corporates, a Chinese toll road, and an Ecuadorian cellular company. The portfolio performance also suffered because of an overweight position in emerging market corporate securities that underperformed sovereign bonds.

During the second half of the year, Alliance decided to change the investment strategy and began to slowly weight the portfolio with more high yield assets, rather than emerging markets securities, reflecting their belief in the strength of the U.S. economy. As of December 31, 1997, 60% of Touchstone Income Opportunity was in emerging markets. By December 31, 1998, 32% of the portfolio was in emerging market assets. They accomplished this transition by taking advantage of positive price momentum in emerging assets. When they felt prices reflected fair value, they sold some of the emerging market assets--thereby minimizing the losses on the portfolio--and invested those assets in the domestic high yield area.

Alliance believes that there will be continued strong demand for the high yield asset class, which could offer price appreciation through spread tightening of 0.50% to 1.25%. Although high yield is not immune to external events such as the Brazilian situation, the outlook for continued, albeit slower, growth in the United States will have more of a positive impact on high yield performance.

   MANAGEMENT DISCUSSION & ANALYSIS

                         GROWTH OF A $10,000 INVESTMENT

                     TOUCHSTONE VARIABLE ANNUITY                       WIES. GLOB. INC.
                         INCOME OPPORTUNITY           CORP MAJOR         VA MINOR          WIES EMERG MKT      WIES CORP. HIGH
                             SUB-ACCOUNT                 INDEX             INDEX             MINOR INDEX         MINOR INDEX
                             -----------              -----------     ----------------     --------------      ---------------
2/95                              10000                   10000               10000               10000               10000
3/95                               9780                   10082               10161                9740               10083
6/95                              11247                   10832               10727               11408               10595
9/95                              11919                   11087               10908               12056               10933
12/95                             12515                   11635               11304               13048               11277
3/96                              13185                   11335               11214               13574               11545
6/96                              13970                   11386               11359               14975               11770
9/96                              15020                   11613               11712               16839               12286
12/96                             15728                   12017               12067               18107               12667
3/97                              16033                   11896               11855               18462               12695
6/97                              17089                   12387               12213               20203               13382
9/97                              17870                   12872               12523               21293               14115
12/97                             17401                   13247               12570               20131               14285
3/98                              18266                   13451               12762               21107               14844
6/98                              17446                   13788               12761               19445               14824
9/98                              14489                   14288               12795               13923               13639
12/98                             15049                   14374               13167               15551               14065

----------------------------
Average Annual Total Return
----------------------------
One Year         Since
 Ended         Inception
12/31/98        2/23/95
(13.5%)          11.2%
---------------------------
Cumulative Total Return
---------------------------
     Since Inception
          2/23/95
           50.5%
---------------------------


The performance information shown here represents the performance of an investment made by a Variable Annuity contract owner in the Sub-Account. It reflects the fees that are paid by the Sub-Account and the Variable Annuity contract owner. The chart does not reflect additional fees related to the Select Variable Annuity. Inclusion of these fees would reduce the return figures. Past performance is not indicative of future performance.



Touchstone Value Plus

Over the course of the abbreviated period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Value Plus Sub-Account since its inception on May 1, 1998. From the Portfolio's inception in May until the end of 1998, growth and value stocks, as measured by the S&P 500 Index, rose 11.7% while value stocks, as measured by the S&P Barra Value Index, rose 1.6%. Total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Value Plus Sub-Account (Variable Annuity) was 1.2%. The total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Value Plus Sub-Account (Options 1, 2 and 3 for the Select Variable Annuity) was 1.2%, 1.1% and 1.1% respectively.

As the manager of the Touchstone Value Plus Portfolio, Fort Washington Investment Advisors concentrated their efforts on mid to large cap common stocks that were considered fundamentally undervalued. Fort Washington reports that 1998 marked the fourth straight year of twenty plus percent returns for the S&P 500, a first in history. The year was also characterized by several other events:

     O The Asian crisis and the Long Term Capital debacle sent shock waves through the financial markets.

   MANAGEMENT DISCUSSION & ANALYSIS

13

     O Weakening overseas economies and a defiant Iraq headlined the foreign political landscape.

     O President Clinton weathered a flurry of setbacks including charges of sexual misconduct and a formal impeachment by members of Congress.

With all of this as a backdrop, investors encountered the type of volatility one would expect from an unpredictable market. Valuations for stocks continued to increase as a combination of lower interest rates and abundant liquidity pushed stock prices higher.

The S&P 500 return was clearly dominated by the largest twenty names as they accounted for over 36% of the index and over 75% of the total return for the year. Growth managers continued their outperformance versus Value managers for 1998 as represented by the S&P Barra Growth and S&P Barra Value indexes, up 42.2% and 14.7% respectively. In an even starker contrast, the Russell 2000 turned in a -2.5% return for the full year.

The best performing sector in the portfolio for the time period was Finance, with Fannie Mae and Bank One contributing the most. Technology issues such as Computer Associates were the weakest performing sector.

                                                  GROWTH OF A $10,000 INVESTMENT

                             TOUCHSTONE VARIABLE ANNUITY
                                     VALUE PLUS                                       S&P BAR VAL MINOR      WILSHIRE|LG CAP
                                     SUB-ACCOUNT               S&P 500 MAJOR INDEX           INDEX           VAL|MINOR INDEX
                                     -----------               -------------------    -----------------      ---------------
4/98                                    10000                         10000                  10000                  10000
6/98                                     9898                         10227                   9934                   9968
9/98                                     8761                          9210                   8651                   8853
12/98                                   10120                         11171                  10159                  10075


----------------------------
Average Annual Total Return
----------------------------
One Year         Since
 Ended         Inception
12/31/98        5/1/98
  n/a             n/a
---------------------------
Cumulative Total Return
---------------------------
     Since Inception
          5/1/98
           1.2%
---------------------------


The performance information shown here represents the performance of an investment made by a Variable Annuity contract owner in the Sub-Account. It reflects the fees that are paid by the Sub-Account and the Variable Annuity contract owner. The chart does not reflect additional fees related to the Select Variable Annuity. Inclusion of these fees would reduce the return figures. Past performance is not indicative of future performance.

   MANAGEMENT DISCUSSION & ANALYSIS

Touchstone Growth & Income

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Growth & Income Sub-Account. Growth and value stocks, as measured by the S&P 500 Index, rose 28.6% while the total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Growth & Income Sub-Account (Variable Annuity) was 6.0%. The total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Growth & Income Sub-Account (Options 1, 2, and 3 for the Select Variable Annuity) was -0.6%, -0.6% and -0.7% respectively.

As the manager of the Touchstone Growth & Income Portfolio, Scudder Kemper Investments focused exclusively on their relative dividend yield discipline. Scudder reports that 1998 was truly a "Jekyll and Hyde" year for the U.S. equity market. On the one hand, the S&P 500 Index returned a remarkable 28.6%, the fourth consecutive year of returns in excess of 20%. On the other hand, it was an extraordinarily difficult period for value-oriented strategies, such as those employed by the Touchstone Growth & Income Portfolio. The strongest returns were limited to a narrow subset of the U.S. market, mostly the largest capitalization growth technology stocks. Unfortunately, these returns did not percolate down to most other stocks in the S&P 500. The lack of market breadth last year is captured by the following statistics: fully 70% of the stocks in the S&P 500 underperformed the reported index return, and 40% of S&P 500 stocks actually declined for the year.

Other than the headwind of large cap growth stock dominance, the primary negative influence resulted from Scudder's overweight in industrial cyclicals, largely chemical, paper/forest products, and metals stocks. This overweight had been in place since 1997, having been driven by the stocks' recession level valuations. But commodity deflation, in combination with operating (and in a few cases, financial) leverage caused such severe pressure on earnings that even historically low valuations were not able to mitigate downside in stocks such as Imperial Chemical, Witco, Lyondell and Oregon Steel. One bright spot in the chemical sector was the third quarter announcement that BetzDearborn was to be acquired by Hercules, leading to a 20% total return for the stock for the ten months of 1998 until it was acquired. The paper stocks fared better, largely because of their year-end rally which had each of the Portfolio's paper holdings outperforming the fourth quarter S&P 500 return of 21%. This rally was driven by a positive sentiment shift that occurred at the depths of the September market. The global oversupply of pulp had become so severe that U.S. companies began to respond with meaningful closings of capacity in an attempt to stabilize pricing. Further positive news was the surprise announcement in November that International Paper was seeking to acquire Union Camp, which drove the entire sector higher.

The greatest source of outperformance was the Portfolio's overweight in telecommunication stocks, which in aggregate rose 48%. Standout performers were Bellsouth (+81%), Sprint (+64%), Alltel (+50%), and Frontier

   MANAGEMENT DISCUSSION & ANALYSIS

15

(+46%). Low relative valuations at the beginning of the year, and the increasing recognition that the local telephone companies' earnings were being enhanced by the growth in value-added services catalyzed the outperformance of many of these stocks. Scudder's underweight in the consumer staple sector, as well as specific stock selection, also added value as their value discipline enabled them to avoid the weakness in Coca-Cola, Proctor & Gamble, and Gillette. Instead, the portfolio was led by standout performers Avon (+47%) and Unilever (+35%). The Portfolio also benefited from the fact many of its best performing stocks were top holdings. These included Ford (+87%), Bellsouth (+81%), Sprint (+64%), Xerox (+62%), American Home Products (+50%), Bristol-Myers Squibb (+43%), and Chase Manhattan (+33%). And finally, the tremendous level of merger and acquisition activity in the U.S. market helped the Portfolio last year. Stocks which were held that were acquired during the year (or which are pending final completion) included MidOcean, Mercantile Stores, Firstar, Echlin, BetzDearborn, and Mobil.

Scudder continues to focus on their relative dividend yield discipline, which seeks to identify opportunities in undervalued and misunderstood companies. While this discipline does not add value in every year, Scudder feels that it has proven itself over market cycles. They cannot control the normal cyclical shifts between growth and value, but they are confident that adhering to a time tested stock selection discipline will prove beneficial over time.

                                                  GROWTH OF A $10,000 INVESTMENT

                                               TOUCHSTONE VARIABLE ANNUITY
                                                     GROWTH & INCOME                                     WIES. GRO. & INC. MINOR
                                                       SUB-ACCOUNT             S&P 500 MAJOR INDEX                INDEX
                                                       -----------             -------------------       -----------------------
2/95                                                      10000                       10000                       10000
3/95                                                      10252                       10295                       10249
6/95                                                      10998                       11278                       11017
9/95                                                      11814                       12174                       11845
12/95                                                     12490                       12908                       12386
3/96                                                      13346                       13600                       12996
6/96                                                      13623                       14210                       13423
9/96                                                      13762                       14649                       13853
12/96                                                     14162                       15871                       14856
3/97                                                      13553                       16296                       14914
6/97                                                      15052                       19141                       16913
9/97                                                      16348                       20575                       18210
12/97                                                     16750                       21165                       18423
3/98                                                      18850                       24118                       20487
6/98                                                      18278                       24914                       20547
9/98                                                      15922                       22436                       18151
12/98                                                     17758                       27213                       21427


----------------------------
Average Annual Total Return
----------------------------
One Year         Since
 Ended         Inception
12/31/98        2/23/95
  6.0%           16.1%
---------------------------
Cumulative Total Return
---------------------------
     Since Inception
          2/23/95
           77.6%
---------------------------


The performance information shown here represents the performance of an investment made by a Variable Annuity contract owner in the Sub-Account. It reflects the fees that are paid by the Sub-Account and the Variable Annuity contract owner. The chart does not reflect additional fees related to the Select Variable Annuity. Inclusion of these fees would reduce the return figures. Past performance is not indicative of future performance.

   MANAGEMENT DISCUSSION & ANALYSIS

Touchstone Balanced

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Balanced Sub-Account. Growth and value stocks, as measured by the S&P 500 Index, rose 28.6% and government and corporate bonds, as measured by the Lehman Brothers Aggregate Index, rose 8.7% while the total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Balanced Sub-Account (Variable Annuity) was 4.0%. The total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Balanced Sub-Account (Options 1, 2 and 3 for the Select Variable Annuity) was 0.9%, 0.8% and 0.7% respectively.

As the manager of the Touchstone Balanced Portfolio, OpCap Advisors employed a disciplined, bottom-up approach to stock selection which has not changed since they began managing this Portfolio in April of 1997. Their investment horizon is long-term, with an average holding period of 3 to 4 years. OpCap reports that the stock market was characterized in 1998 by exceptionally strong crosscurrents, including wide performance disparities among individual stocks. Many quality businesses that are inexpensive languished or even fell in price, while many large cap growth stocks and technology issues with what OpCap believed to be unsustainably high valuations became even more highly valued. Subsequently, OpCap's equity performance suffered from the ownership of a disproportionate number of quality mid cap companies that have reasonable valuations. The mid cap sector, especially mid cap value stocks, lagged badly in the year.

Performance also suffered from the relatively limited holdings of technology stocks. The stock market valued many technology companies as if they had unlimited earnings growth potential. The most obvious example is the Internet stocks, which rose dramatically in price in 1998 even though many Internet companies have very limited revenues. For example, At Home Corporation with a market capitalization of $11 billion had revenues for the year of $50 million. While OpCap agrees that technology is revolutionary, they do not feel comfortable paying high prices for large unknowns. Moreover, they believe that highly priced technology stocks, including the Internet issues, may be vulnerable to large declines when the euphoria that surrounds them subsides. For these reasons, they sold their technology holdings when they believed they had achieved a level of prudent valuation. For example, the EMC Corporation (EMC) position was sold in August at a price of $59 per share, or 37 times 1998's estimated earnings.

While technology stocks soared in 1998, many solid but less glamorous companies with improving business results fell by the wayside. The most striking example in the portfolio is the real estate company, Security Capital Group, which experienced a 58% drop in its share price. This occurred even though the company's funds from operations (the real estate equivalent to earnings per share) are expected to rise 9% in 1998 and 20% in 1999. At year end, the company's stock sold at less than eight times 1998 funds from operations and at a large discount to its net asset value.

   MANAGEMENT DISCUSSION & ANALYSIS

17

Even though OpCap's disciplined value style of investing did not produce strong returns in 1998, they will stick to it because in their experience it has proven itself over time. In other words, they will continue to invest carefully for the long term, rather than chase after highly valued stocks or buy companies that are in vogue. Their objective is to control risk and generate superior returns by acquiring stocks for substantially less than they are worth.

OpCap believes two of the most important long-term drivers of the price of a stock are five-year average return on equity and five-year earnings per share growth. In that regard, the companies they own have significantly higher return on equity and comparable earnings per share growth than the average of the stocks in the S&P 500 Index. The stocks owned by the Portfolio not only have favorable business characteristics, but are also reasonably valued. Their weighted average positive price/earnings ratio was 18.9 times at the end of the year and their weighted average price to book ratio was 3.8 times, well below the S&P 500 Index's levels of 26.7 times and 13.8 times, respectively. They remain optimistic that investments in quality undervalued businesses will generate superior returns over time.

In the second half of the year, OpCap established new positions in the common stocks of Compaq Computer, Computer Associates International and News Corporation Limited. Each is expected to deliver strong business results in 1999. In the case of Compaq, for instance, they believe the stock is inexpensive because of uncertainties created by acquisitions and recent poor operating performance. They believe management has a sound plan for integrating acquisitions and improving core operating results. The five largest equity holdings at December 31, 1998 were Security Capital Group (Class B), a real estate company; Teva Pharmaceutical Industries Ltd., the leading global generic pharmaceutical company; Sabre Group Holdings, which operates a travel reservation and information system; Monsanto Co., a life sciences company; and Sprint Corp., a leading provider of telecommunications services.

In addition to its holdings of common stocks, which represented 59.7% of the Portfolio's net assets at year end, 34.7% of net assets were invested in fixed income securities. The balance was invested in cash and cash equivalents. The fixed income portion of the portfolio performed well in 1998. OpCap's fixed income holdings include a diverse group of high-quality corporate bonds, U.S. Government and agency securities, foreign government debt and tax-exempt municipal bonds.

   MANAGEMENT DISCUSSION & ANALYSIS

                         GROWTH OF A $10,000 INVESTMENT

                        TOUCHSTONE VARIABLE ANNUITY                                             BLEND: 60
                                 BALANCED                S&P 500        LB AGGREG MAJOR        S&P 40 LB          WIES BALANCED
                                SUB-ACCOUNT            MAJOR INDEX            INDEX              AGGREG            MINOR INDEX
                                -----------            -----------       ---------------      -------------       -------------
2/95                               10000                  10000               10000               10000               10000
3/95                               10283                  10295               10061               10202               10161
6/95                               11258                  11278               10674               11034               10825
9/95                               11915                  12174               10884               11645               11383
12/95                              11963                  12908               11348               12266               11795
3/96                               12339                  13600               11147               12569               12026
6/96                               12454                  14210               11210               12936               12236
9/96                               12842                  14649               11417               13278               12503
12/96                              13783                  15871               11760               14102               13089
3/97                               13652                  16296               11695               14303               13005
6/97                               14978                  19141               12125               15993               14339
9/97                               15871                  20575               12530               16935               15274
12/97                              16130                  21165               12895               17433               15396
3/98                               17180                  24118               13094               18986               16596
6/98                               17215                  24914               13402               19544               16923
9/98                               15588                  22436               13968               18731               15784
12/98                              16780                  27213               14015               21091               17777

----------------------------
Average Annual Total Return
----------------------------
One Year         Since
 Ended         Inception
12/31/98        2/23/95
  4.0%           14.4%
---------------------------
Cumulative Total Return
---------------------------
     Since Inception
          2/23/95
           67.8%
---------------------------


The performance information shown here represents the performance of an investment made by a Variable Annuity contract owner in the Sub-Account. It reflects the fees that are paid by the Sub-Account and the Variable Annuity contract owner. The chart does not reflect additional fees related to the Select Variable Annuity. Inclusion of these fees would reduce the return figures. Past performance is not indicative of future performance.


Touchstone Bond

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Bond Sub-Account. Corporate bonds, as measured by the Lehman Brothers Aggregate Index, rose 8.7% while the return of the Wiesenberger: Corporate Bond (Investment Grade) Variable Annuity Index rose 6.3%. Total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Bond Sub-Account (Variable Annuity) was 6.8%. The total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Bond Sub-Account (Options 1, 2 and 3 for the Select Variable Annuity) was 5.4%, 5.3% and 5.2% respectively.

As the manager of the Touchstone Bond Portfolio, Fort Washington Investment Advisors continued to strategically rotate between government, corporate and mortgage securities throughout the year. Fort Washington reports that the Portfolio generated solid returns in a market that was very unfriendly to the average manager. The returns were the result of an above average market yield and a portfolio duration equal to that of the Portfolio's overall market index.

   MANAGEMENT DISCUSSION & ANALYSIS

19

The portfolio was overweight in corporate and asset-backed securities. A 5% cash position and a core position (5%) in preferred stocks generated significant current income with low market volatility. The goal of the portfolio was to find market niches of mispriced securities that generated above average returns for their quality or duration. The portfolio position in preferred stock was a perfect example of this strategy.

                                                  GROWTH OF A $10,000 INVESTMENT






                                                  TOUCHSTONE VARIABLE
                                                      ANNUITY BOND                                      WIES. CORP. INV. GRADE -
                                                      SUB-ACCOUNT            LB AGGREG. MAJOR INDEX          VA MINOR INDEX
                                                      -----------            ----------------------     ------------------------
2/95                                                      10000                       10000                       10000
3/95                                                      10068                       10061                       10050
6/95                                                      10686                       10674                       10651
9/95                                                      10832                       10884                       10830
12/95                                                     11263                       11348                       11216
3/96                                                      10974                       11147                       11055
6/96                                                      10972                       11210                       11087
9/96                                                      11129                       11417                       11280
12/96                                                     11395                       11760                       11606
3/97                                                      11322                       11695                       11560
6/97                                                      11649                       12125                       11935
9/97                                                      11983                       12530                       12299
12/97                                                     12137                       12895                       12524
3/98                                                      12346                       13094                       12723
6/98                                                      12589                       13402                       12944
9/98                                                      12856                       13968                       13315
12/98                                                     12960                       14015                       13315


----------------------------
Average Annual Total Return
----------------------------
One Year         Since
 Ended         Inception
12/31/98        2/23/95
  6.8%            7.0%
---------------------------
Cumulative Total Return
---------------------------
     Since Inception
          2/23/95
           29.6%
---------------------------


The performance information shown here represents the performance of an investment made by a Variable Annuity contract owner in the Sub-Account. It reflects the fees that are paid by the Sub-Account and the Variable Annuity contract owner. The chart does not reflect additional fees related to the Select Variable Annuity. Inclusion of these fees would reduce the return figures. Past performance is not indicative of future performance.


Touchstone Standby Income

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Standby Income Sub-Account. Cash equivalents, as measured by the Smith Barney 3-month Treasury Bill Index, rose 5.1% while the Merrill Lynch 91-Day Treasury Index rose 5.2% and the return of the 30-Day Money Market Yield Index rose 5.1%. Total return (net of fees and expenses, but excluding surrender charges) for the Touchstone Standby Income Sub-Account (Variable Annuity) was 4.3%. The total return (net of fees and expenses, excluding surrender charges) for the Touchstone Standby Income Sub-Account (Options 1, 2 and 3 for the Select Variable Annuity) was 3.7%, 3.6% and 3.5% respectively.

   MANAGEMENT DISCUSSION & ANALYSIS

As the manager of the Touchstone Standby Income Portfolio, Fort Washington Investment Advisors maintained its core investment strategy by using a sector rotation strategy and trend analysis. As the year began, the Portfolio was overweight in commercial paper. As the year concluded, they had a significantly higher corporate and asset-backed weighting. They had also extended the average maturity of the Portfolio, making it roughly 50% longer than the 3-month Treasury bill. This dual focus restructuring was accomplished by rotating into corporate and asset-backed securities as spreads widened to near historic highs. In the process, Fort Washington was able to pare back their commercial paper exposure and better position the portfolio for the coming year.

                         GROWTH OF A $10,000 INVESTMENT





                              TOUCHSTONE VARIABLE ANNUITY
                                    STANDBY INCOME               30-DAY MM MINOR      MERRILL 91-DAY MAJOR    SBR 3-MTH TR MINOR
                                     SUB-ACCOUNT                      INDEX                  INDEX                  INDEX
                                     -----------                 ---------------      --------------------    ------------------
2/95                                    10000                         10000                  10000                  10000
3/95                                    10053                         10046                  10051                  10049
6/95                                    10115                         10185                  10202                  10196
9/95                                    10190                         10321                  10347                  10339
12/95                                   10317                         10457                  10499                  10480
3/96                                    10407                         10586                  10628                  10616
6/96                                    10505                         10713                  10765                  10750
9/96                                    10608                         10842                  10914                  10890
12/96                                   10711                         10974                  11056                  11031
3/97                                    10801                         11107                  11197                  11171
6/97                                    10909                         11246                  11350                  11315
9/97                                    11033                         11387                  11502                  11461
12/97                                   11141                         11532                  11646                  11610
3/98                                    11249                         11679                  11797                  11760
6/98                                    11367                         11826                  11949                  11909
9/98                                    11499                         11975                  12119                  12060
12/98                                   11622                         12114                  12254                  12198

----------------------------
Average Annual Total Return
----------------------------
One Year         Since
 Ended         Inception
12/31/98        2/23/95
  4.3%            4.0%
---------------------------
Cumulative Total Return
---------------------------
     Since Inception
          2/23/95
           16.2%
---------------------------


The performance information shown here represents the performance of an investment made by a Variable Annuity contract owner in the Sub-Account. It reflects the fees that are paid by the Sub-Account and the Variable Annuity contract owner. The chart does not reflect additional fees related to the Select Variable Annuity. Inclusion of these fees would reduce the return figures. Past performance is not indicative of future performance.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 1

21
STATEMENT OF NET ASSETS
                                                               December 31, 1998

                                                                  COST
ASSETS:
Investments at current market value:
  Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio (1,785,767 shares, cost
      $26,683,448)                                            $ 27,375,805
     International Equity Portfolio (1,858,084 shares, cost
      $24,094,203)                                              25,938,859
     Balanced Portfolio (2,677,782 shares, cost $38,173,552)    37,381,834
     Income Opportunity Portfolio (3,616,191 shares, cost
      $39,515,015)                                              31,424,697
     Standby Income Portfolio (1,971,159 shares, cost
      $19,722,085)                                              19,731,304
     Value Plus Portfolio (236,065 shares, cost $2,183,740)      2,403,143
  Select Advisors Portfolios
     Growth & Income Portfolio II (72.916482% beneficial
      interest $49,213,130)                                     54,465,447
     Bond Portfolio II (62.500533% beneficial interest
      $22,151,582)                                              24,059,688
--------------------------------------------------------------------------
Total invested assets                                          222,780,777
Accounts receivable                                                  2,914
--------------------------------------------------------------------------
          Total net assets                                    $222,783,691
--------------------------------------------------------------------------
NET ASSETS:
  Variable annuity contracts                                  $222,782,410
  Retained in the variable account by Western-Southern Life
     Assurance Company                                               1,281
--------------------------------------------------------------------------
          Total net assets                                    $222,783,691
--------------------------------------------------------------------------

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS                             22
                                            For the Year Ended December 31, 1998

                                              EMERGING     INTERNATIONAL                   INCOME        STANDBY
                                               GROWTH         EQUITY        BALANCED     OPPORTUNITY     INCOME      VALUE PLUS
                                 TOTAL       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
INCOME:
 Dividends and capital gains  $  7,790,557   $  949,247     $   855,477    $1,889,245    $3,182,093    $  908,378    $    6,117
 Miscellaneous income (loss)        38,997       (2,563)         12,273        10,320        10,204         9,108         1,075
EXPENSES:
 Mortality and expense risk,
   and administrative charge     2,427,007      293,715         282,611       400,076       397,116       223,301        10,259
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income
   (loss)                        5,402,547      652,969         585,139     1,499,489     2,795,181       694,185        (3,067)
--------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation
   (depreciation) on
   investments                  (3,978,283)    (776,947)      1,667,350    (1,248,671)   (7,057,484)       19,079       219,404
 Realized gain (loss) on
   investments                     342,534      431,014         410,552       377,228      (659,377)         (763)     (216,120)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
   gain (loss) on
   investments                  (3,635,749)    (345,933)      2,077,902      (871,443)   (7,716,861)       18,316         3,284
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
   net assets resulting from
   operations                    1,766,798      307,036       2,663,041       628,046    (4,921,680)      712,501           217
--------------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNERS ACTIVITY:
 Payments received from
   contract owners             115,835,531   12,397,017      11,156,959    19,309,239    18,716,854    14,871,076       900,471
 Net transfers between
   subaccounts and/or fixed
   account                       1,426,873    1,374,341         871,994     1,500,884    (2,260,691)   (5,922,348)    1,574,297
 Withdrawals and surrenders    (16,702,244)  (2,261,213)     (1,887,141)   (2,649,241)   (2,651,298)   (1,439,245)      (71,597)
 Contract maintenance charge       (91,368)     (12,823)        (11,413)      (14,359)      (16,220)       (4,676)         (246)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase from contract
   activity                    100,468,792   11,497,322      10,130,399    18,146,523    13,788,645     7,504,807     2,402,925
--------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets    102,235,590   11,804,358      12,793,440    18,774,569     8,866,965     8,217,308     2,403,142
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, at beginning of
   period                      120,548,101   15,571,456      13,145,364    18,607,225    22,557,696    11,517,000            --
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, at end of
   period                     $222,783,691   $27,375,814    $25,938,804    $37,381,794   $31,424,661   $19,734,308   $2,403,142
--------------------------------------------------------------------------------------------------------------------------------

                               GROWTH &
                                INCOME         BOND
                              SUB-ACCOUNT   SUB-ACCOUNT
INCOME:
 Dividends and capital gains          --             --
 Miscellaneous income (loss)  ($   2,166)   $       746
EXPENSES:
 Mortality and expense risk,
   and administrative charge     582,000        237,929
----------------------------------------------------------
 Net investment income
   (loss)                       (584,166)      (237,183)
----------------------------------------------------------
 Net change in unrealized
   appreciation
   (depreciation) on
   investments                 1,880,378      1,318,608
 Realized gain (loss) on
   investments                        --             --
----------------------------------------------------------
 Net realized and unrealized
   gain (loss) on
   investments                 1,880,378      1,318,608
----------------------------------------------------------
 Net increase (decrease) in
   net assets resulting from
   operations                  1,296,212      1,081,425
----------------------------------------------------------
CONTRACT OWNERS ACTIVITY:
 Payments received from
   contract owners            27,198,189     11,285,726
 Net transfers between
   subaccounts and/or fixed
   account                     2,696,317      1,592,079
 Withdrawals and surrenders   (4,484,468)    (1,258,041)
 Contract maintenance charge     (24,273)        (7,358)
----------------------------------------------------------
 Net increase from contract
   activity                   25,385,765     11,612,406
----------------------------------------------------------
 Net increase in net assets   26,681,977     12,693,831
----------------------------------------------------------
 Net assets, at beginning of
   period                     27,783,481     11,365,879
----------------------------------------------------------
 Net assets, at end of
   period                     $54,465,458   $24,059,710
----------------------------------------------------------

                                            For the Year Ended December 31, 1997

                                              EMERGING     INTERNATIONAL                   INCOME        STANDBY
                                               GROWTH         EQUITY        BALANCED     OPPORTUNITY     INCOME      VALUE PLUS
                                 TOTAL       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
INCOME:
 Dividends and capital gains  $  5,409,296   $  834,976     $   709,520    $1,376,386    $2,070,121    $  418,293
 Miscellaneous income (loss)         3,218        3,731           2,880        (2,658)       (3,840)          328
EXPENSES:
 Mortality and expense risk,
   and administrative charge       939,202      122,709         108,285       135,364       179,897       103,640
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income
   (loss)                        4,473,312      715,998         604,115     1,238,364     1,886,384       314,981
--------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation
   (depreciation) on
   investments                   4,261,510    1,424,333          71,338       292,397    (1,073,439)      (10,274)
 Realized gain (loss) on
   investments                     735,060      360,604         196,132        25,029       154,273          (978)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
   gain (loss) on
   investments                   4,996,570    1,784,937         267,470       317,426      (919,166)      (11,252)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
   net assets resulting from
   operations                    9,469,882    2,500,935         871,585     1,555,790       967,218       303,729
--------------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNERS ACTIVITY:
 Payments received from
   contract owners              85,891,128    9,661,438       8,570,847    12,652,990    17,117,095    14,114,244
 Net transfers between
   subaccounts and/or fixed
   account                         414,133      764,178         877,161     1,086,970      (243,339)   (5,891,834)
 Withdrawals and surrenders     (2,638,983)    (384,782)       (287,848)     (364,055)     (532,734)     (293,869)
 Contract maintenance charge       (23,424)      (3,521)         (3,073)       (3,299)       (4,491)       (1,006)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase from contract
   activity                     83,642,854   10,037,313       9,157,087    13,372,606    16,336,531     7,927,535
--------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets     93,112,736   12,538,248      10,028,672    14,928,396    17,303,749     8,231,264
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, at beginning of
   period                       27,435,365    3,033,208       3,116,692     3,678,829     5,253,947     3,285,736
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, at end of
   period                     $120,548,101   $15,571,456    $13,145,364    $18,607,225   $22,557,696   $11,517,000
--------------------------------------------------------------------------------------------------------------------------------

                               GROWTH &
                                INCOME         BOND
                              SUB-ACCOUNT   SUB-ACCOUNT
INCOME:
 Dividends and capital gains  $       --    $        --
 Miscellaneous income (loss)       3,168           (391)
EXPENSES:
 Mortality and expense risk,
   and administrative charge     207,267         82,040
----------------------------------------------------------
 Net investment income
   (loss)                       (204,099)       (82,431)
----------------------------------------------------------
 Net change in unrealized
   appreciation
   (depreciation) on
   investments                 3,058,688        498,467
 Realized gain (loss) on
   investments                        --             --
----------------------------------------------------------
 Net realized and unrealized
   gain (loss) on
   investments                 3,058,688        498,467
----------------------------------------------------------
 Net increase (decrease) in
   net assets resulting from
   operations                  2,854,589        416,036
----------------------------------------------------------
CONTRACT OWNERS ACTIVITY:
 Payments received from
   contract owners            17,225,945      6,548,569
 Net transfers between
   subaccounts and/or fixed
   account                     1,881,077      1,939,920
 Withdrawals and surrenders     (560,767)      (214,928)
 Contract maintenance charge      (6,180)        (1,854)
----------------------------------------------------------
 Net increase from contract
   activity                   18,540,075      8,271,707
----------------------------------------------------------
 Net increase in net assets   21,394,664      8,687,743
----------------------------------------------------------
 Net assets, at beginning of
   period                      6,388,817      2,678,136
----------------------------------------------------------
 Net assets, at end of
   period                     $27,783,481   $11,365,879
----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 1

23
NOTES TO FINANCIAL STATEMENTS

1.  Organization
Western-Southern Life Assurance Company Separate Account 1 (the "Account") is a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act"), established by the Western-Southern Life Assurance Company (the "Company"), a life insurance company which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company ("Western & Southern"). The Account is a funding vehicle for individual variable annuity contracts, and commenced operations on February 23, 1995 with the issuance of the first Touchstone Variable Annuity contract. The first Touchstone Select Variable Annuity contract was issued on March 2, 1998.

The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable annuity contracts are distributed across the United States through a network of broker-dealers and wholesalers.

2.  Significant Accounting Policies

The Account has eight investment sub-accounts, each of which invests in the corresponding portfolio (a "Portfolio") of Select Advisors Variable Insurance Trust or of Select Advisors Portfolios, each of which is an open-ended diversified management investment company. The sub-account's value fluctuates on a day to day basis depending on the investment performance of the Portfolio in which the sub-account is invested. A contractholder may also allocate funds to the Fixed Account, which is part of the general account of the Company. Due to exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act") and the Company's general account has not been registered as an investment company under the 1940 Act. Sub-account transactions are recorded on the trade date and income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of specific identification.

Upon annuitization, the contract assets are transferred to the general account of the Company. Accordingly, contract reserves are recorded by the Company. See the related prospectus for a more detailed description of the annuity contracts.

3.  Contract Charges

Certain deductions for administrative and risk charges are deducted from the contract value in order to compensate the Company for administrative expenses and for the assumption of mortality and expense risks. These charges are made daily at an annual effective rate of 1.35% for the Touchstone Variable Annuity. For the Touchstone Select Variable Annuity, the effective rates are 1.35% for the Standard Death Benefit (Option 1), 1.45% for the Annual Step Up Death Benefit (Option 2) and 1.55% for the Accumulating Death Benefit (Option 3).

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 1

                                                                              24
Notes to Financial Statements continued

The Company also deducts an annual contract maintenance charge from the contract value on each contract anniversary and upon any full surrender. For the Touchstone Variable Annuity the contract maintenance charge is $35 for the first ten Contract Years and the lesser of (a) $35 and (b) 0.17% of the Contract Value after the tenth Contract Anniversary. For the Touchstone Select Variable Annuity, the contract maintenance charge is $40 for the first ten Contract Years, and if the Contract Value is less than $50,000 after the tenth Contract Anniversary, the charge is the lesser of (a) $40 and (b) 0.14% of the Contract Value.

Since no deduction for a sales charge is made from the payments received from contract owners, a surrender charge is imposed on certain surrenders and partial withdrawals to cover expenses relating to promotion, sale and distribution of the contracts. The surrender charge is assessed on each redemption, except for certain amounts excluded from charges under the contract. For the Touchstone Variable Annuity, this charge ranges from 7% to 0% depending on the number of years since the payment was received. For the Touchstone Select Variable Annuity, this charge ranges from 8% to 0%, depending on the number of years since the payment was received.

4.  Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

5.  Taxes

The Account is not taxed separately because the operations of the Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

6.  Purchases and Sales of Investments

The following table shows aggregate cost of shares and beneficial interests of the Portfolios purchased and proceeds from shares and beneficial

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 1

25

interests of the Portfolios sold by the corresponding sub-accounts for the period January 1, 1998 to December 31, 1998.

                                        PURCHASES       SALES
Select Advisors Variable Insurance
  Trust
  Emerging Growth Portfolio            $14,669,128    $2,518,819
  International Equity Portfolio        12,849,339     2,133,719
  Balanced Portfolio                    23,059,388     3,413,320
  Income Opportunity Portfolio          20,259,817     3,675,861
  Standby Income Portfolio              21,583,553    13,386,839
  Value Plus Portfolio                   4,599,508     2,199,648
Select Advisors Portfolios
  Growth & Income Portfolio II          31,132,547     6,330,958
  Bond Portfolio II                     17,315,046     5,939,844

7.  Unit Values

The following table shows a summary of units outstanding for variable annuity contracts for the period January 1, 1998 to December 31, 1998. Eight unit values are calculated for the Touchstone Variable Annuity. Eight unit values are calculated for each of the death benefit options in the Touchstone Select Variable Annuity.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 1

                                                                              26
Notes to Financial Statements continued

TOUCHSTONE VARIABLE ANNUITY

                                                           TRANSFERS
                       BEGINNING     UNITS      UNITS       BETWEEN       ENDING       UNIT         ENDING
                         UNITS     PURCHASED   REDEEMED   SUB-ACCOUNTS     UNITS       VALUE        VALUE
Emerging Growth          921,086     665,252   (137,675)      79,049     1,527,712   17.227461   $ 26,318,599
International Equity     939,980     630,025   (117,189)      48,423     1,501,239   16.586786     24,900,730
Balanced               1,153,567   1,069,662   (158,767)      77,987     2,142,449   16.780412     35,951,185
Income Opportunity     1,296,326   1,013,209   (163,283)    (127,924)    2,018,328   15.048926     30,373,665
Standby Income         1,033,781   1,255,150   (126,003)    (509,487)    1,653,441   11.621488     19,215,444
Value Plus                    --      82,239     (7,412)     146,709       221,536   10.119923      2,241,927
Growth & Income        1,658,720   1,444,985   (258,181)     127,812     2,973,336   17.758155     52,800,967
Bond                     936,431     820,328    (98,776)     106,096     1,764,079   12.960022     22,862,503
-------------------------------------------------------------------------------------------------------------
     Total -- Touchstone Variable Annuity                                                         214,665,020
-------------------------------------------------------------------------------------------------------------

TOUCHSTONE SELECT VARIABLE ANNUITY -- OPTION 1

                                                           TRANSFERS
                       BEGINNING     UNITS      UNITS       BETWEEN       ENDING       UNIT         ENDING
                         UNITS     PURCHASED   REDEEMED   SUB-ACCOUNTS     UNITS       VALUE        VALUE
Emerging Growth               --      26,106         --        2,635        28,741    9.816905        282,145
International Equity          --       8,972         --          939         9,911   10.847208        107,502
Balanced                      --      11,526         --        2,893        14,419   10.086416        145,440
Income Opportunity            --      15,361         --        3,233        18,594    8.450648        157,132
Standby Income                --      14,947         --       (5,418)        9,529   10.365454         98,767
Value Plus                    --       1,566         --           --         1,566   10.119923         15,852
Growth & Income               --      21,072         --        2,928        24,000    9.945485        238,687
Bond                          --       9,468         --          807        10,275   10.536637        108,264
-------------------------------------------------------------------------------------------------------------
     Total -- Touchstone Variable Annuity -- Option 1                                               1,153,789
-------------------------------------------------------------------------------------------------------------

TOUCHSTONE SELECT VARIABLE ANNUITY -- OPTION 2

                                                           TRANSFERS
                       BEGINNING     UNITS      UNITS       BETWEEN       ENDING       UNIT         ENDING
                         UNITS     PURCHASED   REDEEMED   SUB-ACCOUNTS     UNITS       VALUE        VALUE
Emerging Growth               --      58,173     (2,013)        (342)       55,818    9.808771        547,511
International Equity          --      57,669     (1,806)         899        56,762   10.838240        615,205
Balanced                      --      73,663     (1,206)       5,247        77,704   10.078051        783,105
Income Opportunity            --      84,451     (1,208)     (25,724)       57,519    8.443640        485,670
Standby Income                --      30,949        (96)      (7,187)       23,666   10.356871        245,106
Value Plus                    --      10,714       (150)       3,693        14,257   10.113256        144,180
Growth & Income               --      91,265     (1,670)       7,669        97,264    9.937692        966,581
Bond                          --      46,392       (917)      17,921        63,396   10.528530        667,464
-------------------------------------------------------------------------------------------------------------
     Total -- Touchstone Variable Annuity -- Option 2                                               4,454,822
-------------------------------------------------------------------------------------------------------------

TOUCHSTONE SELECT VARIABLE ANNUITY -- OPTION 3

                                                           TRANSFERS
                       BEGINNING     UNITS      UNITS       BETWEEN       ENDING       UNIT         ENDING
                         UNITS     PURCHASED   REDEEMED   SUB-ACCOUNTS     UNITS       VALUE        VALUE
Emerging Growth               --      23,146       (682)         755        23,219    9.800639        227,559
International Equity          --      29,565       (632)         189        29,122   10.829259        315,367
Balanced                      --      48,146       (664)       2,377        49,859   10.069706        502,064
Income Opportunity            --      48,154     (1,385)       1,615        48,384    8.436637        408,194
Standby Income                --      17,366        (37)        (419)       16,910   10.348293        174,991
Value Plus                    --         117         --           --           117   10.106600          1,183
Growth & Income               --      45,073     (1,216)       2,399        46,256    9.927793        459,223
Bond                          --      41,789       (471)      (1,248)       40,070   10.518460        421,479
-------------------------------------------------------------------------------------------------------------
     Total -- Touchstone Variable Annuity -- Option 3                                               2,510,060
-------------------------------------------------------------------------------------------------------------
          Total                                                                                  $222,783,691
-------------------------------------------------------------------------------------------------------------

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 1

27

8.  Subsequent Event
Effective immediately after the close of business on December 31, 1998, two new portfolios, namely Touchstone
Growth & Income Fund and Touchstone Bond Fund were established in the Select Advisors Variable Insurance
Trust. Effective after the close of business on December
31, 1998, Select Advisors Variable Insurance Trust was renamed Touchstone Variable Series Trust ("VST"). The shares of the newly established VST: Touchstone Growth &
Income Fund and VST: Touchstone Bond Fund, (collectively
"VST Funds") were substituted for shares of the Select
Advisors Portfolios: Growth & Income Portfolio II and the
Select Advisors Portfolios: Bond Portfolio II respectively,
(collectively "SAP Funds") held by Western-Southern Life
Assurance Company Separate Account 1 and Separate Account 2 and The Western and Southern Life Insurance Company
Separate Account A. This transaction was achieved through an in-kind redemption from the SAP Funds and a corresponding in-kind contribution to the VST Funds of the net assets of the SAP Funds. As a result of this transaction, the SAP Funds ceased to be available as investment options for Separate Accounts 1, 2 and A. The
VST Funds have substantially identical investment objectives, policies and risks as those of the respective
SAP Funds. In addition, the VST Funds will employ the same investment advisor and investment techniques as those employed by the respective SAP Funds. The SAP Funds will be dissolved and terminated as soon as practicable.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 1

                                                                              28

Notes to Financial Statements continued

9. Supplementary Information -- Selected Per Share Data and Ratios TOUCHSTONE VARIABLE ANNUITY

Selected data for an accumulation unit outstanding throughout each year:

                                      TOUCHSTONE EMERGING GROWTH FUND SUB-ACCOUNT
                               ---------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 0.599473     $ 0.914814     $ 0.334587     $ 0.786333
  Expenses                        0.222097       0.197048       0.165347       0.123840
----------------------------------------------------------------------------------------
  Net investment income
    (loss)                        0.377376       0.717766       0.169240       0.662493
  Net realized and unrealized
    gain (loss) on
    investments                  (0.055459)      3.369931       0.961438       1.024676
----------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value               0.321917       4.087697       1.130678       1.687169
    Beginning of period          16.905544      12.817847      11.687169      10.000000
----------------------------------------------------------------------------------------
    End of period               $17.227461     $16.905544     $12.817847     $11.687169
----------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         1.37%          1.32%          0.96%          0.58%
  Ratio of net investment
    income (loss) to average
    net assets (%)                    3.04%          7.70%          4.00%         12.54%

                                      TOUCHSTONE INTERNATIONAL EQUITY SUB-ACCOUNT
                               ---------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 0.549363     $ 0.759815     $ 0.083236     $ 0.033593
  Expenses                        0.212322       0.179407       0.159808       0.123076
----------------------------------------------------------------------------------------
  Net investment income
    (loss)                        0.337041       0.580408      (0.076572)     (0.089483)
  Net realized and unrealized
    gain (loss) on
    investments                   2.265021       1.053431       1.196627       1.320313
----------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value               2.602062       1.633839       1.120055       1.230830
    Beginning of period          13.984724      12.350885      11.230830      10.000000
----------------------------------------------------------------------------------------
    End of period               $16.586786     $13.984724     $12.350885     $11.230830
----------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         1.45%          1.33%          0.98%          0.66%
  Ratio of net investment
    income (loss) to average
    net assets (%)                    2.99%          7.43%          0.18%          0.06%

                                            TOUCHSTONE BALANCED SUB-ACCOUNT
                               ---------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 0.899829     $ 1.297872     $ 0.564184     $ 1.121644
  Expenses                        0.222979       0.200630       0.170051       0.127804
----------------------------------------------------------------------------------------
  Net investment income
    (loss)                        0.676850       1.097242       0.394133       0.993840
  Net realized and unrealized
    gain (loss) on
    investments                  (0.026608)      1.250190       1.425763       0.969002
----------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value               0.650242       2.347432       1.819896       1.962842
    Beginning of period          16.130170      13.782738      11.962842      10.000000
----------------------------------------------------------------------------------------
    End of period               $16.780412     $16.130170     $13.782738     $11.962842
----------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         1.43%          1.21%          0.99%          0.67%
  Ratio of net investment
    income (loss) to average
    net assets (%)                    5.36%         11.11%          4.36%         13.90%

                                       TOUCHSTONE INCOME OPPORTUNITY SUB-ACCOUNT
                               ---------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 1.719380     $ 2.211330     $ 1.961352     $ 1.546728
  Expenses                        0.222766       0.227065       0.189796       0.127882
----------------------------------------------------------------------------------------
  Net investment income
    (loss)                        1.496614       1.984265       1.771556       1.418846
  Net realized and unrealized
    gain (loss) on
    investments                  (3.848938)     (0.310492)      1.440778       1.096297
----------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value              (2.352324)      1.673773       3.212334       2.515143
    Beginning of period          17.401250      15.727477      12.515143      10.000000
----------------------------------------------------------------------------------------
    End of period               $15.048926     $17.401250     $15.727477     $12.515143
----------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         1.47%          1.29%          0.81%          0.68%
  Ratio of net investment
    income (loss) to average
    net assets (%)                   10.36%         13.57%         12.28%          6.77%

* Calculation of the Value Plus Unit Values began May 1, 1998, when that sub-account commenced operations.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 1

29

                                       TOUCHSTONE STANDBY INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------
                                  FOR THE       FOR THE        FOR THE        FOR THE
                                YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 0.622007     $ 0.586459     $ 0.546191     $ 0.482206
  Expenses                        0.152566       0.146437       0.141698       0.115186
---------------------------------------------------------------------------------------
  Net investment income
    (loss)                         0.469441      0.440022       0.404493       0.367020
  Net realized and unrealized
    gain (loss) on
    investments                    0.011393     (0.010786)     (0.010269)     (0.049826)
---------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value                0.480834       0.429236       0.394224       0.317194
    Beginning of period           11.140654      10.711418      10.317194      10.000000
---------------------------------------------------------------------------------------
    End of period                $11.621488     $11.140654     $10.711418     $10.317194
---------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)          1.43%          1.40%          0.97%          0.64%
  Ratio of net investment
    income (loss) to average
    net assets (%)                     4.44%          4.26%          2.77%          2.00%


                                       TOUCHSTONE GROWTH & INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------
                                  FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    1998           1997           1996           1995
PER SHARE DATA
  Investment income              $       --     $       --     $       --     $       --
  Expenses                         0.234781       0.204446       0.181541       0.126716
---------------------------------------------------------------------------------------
  Net investment income
    (loss)                        (0.234781)     (0.204446)     (0.181541)     (0.126716)
  Net realized and unrealized
    gain (loss) on
    investments                    1.242981       2.792923       1.852780       2.616955
---------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value                1.008200       2.588477       1.671239       2.490239
    Beginning of period           16.749955      14.161478      12.490239      10.000000
---------------------------------------------------------------------------------------
    End of period                $17.758155     $16.749955     $14.161478     $12.490239
---------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)          1.42%          1.21%          0.94%          0.63%
  Ratio of net investment
    income (loss) to average
    net assets (%)                    (1.42)%        (1.19)%        (0.74)%        (0.61)%


                                                                                           TOUCHSTONE
                                                                                           VALUE PLUS
                                              TOUCHSTONE BOND SUB-ACCOUNT                  SUB-ACCOUNT*
----------------------------------------------------------------------------------------   -------------
                                  FOR THE        FOR THE        FOR THE        FOR THE         FOR THE
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED*
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    1998           1997           1996           1995           1998
PER SHARE DATA
  Investment income              $       --     $       --     $       --     $       --     $ 0.029295
  Expenses                         0.168619       0.156956       0.149925       0.120569       0.084536
--------------------------------------------------------------------------------------------------------
  Net investment income
    (loss)                        (0.168619)     (0.156956)     (0.149925)     (0.120569)     (0.055241)
  Net realized and unrealized
    gain (loss) on
    investments                    0.991200       0.899266       0.282532       1.383093       0.175164
--------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value                0.822581       0.742310       0.132607       1.262524       0.119923
    Beginning of period           12.137441      11.395131      11.262524      10.000000      10.000000
--------------------------------------------------------------------------------------------------------
    End of period                $12.960022     $12.137441     $11.395131     $11.262524     $10.119923
--------------------------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)          1.34%          1.17%          1.08%          0.75%          0.85%
  Ratio of net investment
    income (loss) to average
    net assets (%)                   (1.34)%        (1.17)%        (1.03)%        (0.75)%        (0.26)%

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 1
                                                                              30
Notes to Financial Statements continued

Selected data for an accumulation unit outstanding throughout each year TOUCHSTONE SELECT VARIABLE ANNUITY -- OPTION 1**

                                 EMERGING       INTERNATIONAL                     INCOME          STANDBY
                                  GROWTH           EQUITY         BALANCED     OPPORTUNITY        INCOME         VALUE PLUS
                                SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT*
PER SHARE DATA
 Investment income              $  0.341604      $  0.359265    $  0.540872    $  0.823471      $  0.470157      $  0.029295
 Expenses                          0.106294         0.118896       0.113337       0.104235         0.114820         0.084535
-----------------------------------------------------------------------------------------------------------------------------
 Investment income-net             0.235310         0.240369       0.427535       0.719236         0.355337        (0.055240)
 Net realized and unrealized
   gain (loss) on
   investments                    (0.418405)        0.606839      (0.341119)     (2.268588)        0.010117         0.175163
-----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
   net asset value                (0.183095)        0.847208       0.086416      (1.549352)        0.365454         0.119923
   Beginning of period            10.000000        10.000000      10.000000      10.000000        10.000000        10.000000
-----------------------------------------------------------------------------------------------------------------------------
   End of period                $  9.816905      $ 10.847208    $ 10.086416    $  8.450648      $ 10.365454      $ 10.119923
-----------------------------------------------------------------------------------------------------------------------------
RATIOS
 Ratio of operating expense
   to average net assets (%)           1.37%            1.45%          1.43%          1.47%            1.43%            0.85%
 Ratio of investment income-
   net to average net assets
   (%)                                 3.04%            2.99%          5.36%         10.36%            4.44%           (0.26)%

                                GROWTH &
                                 INCOME          BOND
                              SUB-ACCOUNT    SUB-ACCOUNT
PER SHARE DATA
 Investment income            $        --    $        --
 Expenses                        0.046866       0.045636
-------------------------------------------------------------
 Investment income-net          (0.046866)     (0.045636)
 Net realized and unrealized
   gain (loss) on
   investments                  (0.007649)      0.582273
-------------------------------------------------------------
 Net increase (decrease) in
   net asset value              (0.054515)      0.536637
   Beginning of period          10.000000      10.000000
-------------------------------------------------------------
   End of period              $  9.945485    $ 10.536637
-------------------------------------------------------------
RATIOS
 Ratio of operating expense
   to average net assets (%)         1.42%          1.34%
 Ratio of investment income-
   net to average net assets
   (%)                              (1.42)%         (1.34)%

TOUCHSTONE SELECT VARIABLE ANNUITY -- OPTION 2**

                                 EMERGING       INTERNATIONAL                     INCOME          STANDBY
                                  GROWTH           EQUITY         BALANCED     OPPORTUNITY        INCOME         VALUE PLUS
                                SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT*
PER SHARE DATA
 Investment income              $  0.341323      $  0.358972    $  0.540513    $  0.823085      $  0.469961      $  0.029278
 Expenses                          0.114060         0.127582       0.121617       0.111851         0.123207         0.090718
-----------------------------------------------------------------------------------------------------------------------------
 Investment income-net             0.227263         0.231390       0.418896       0.711234         0.346754        (0.061440)
 Net realized and unrealized
   gain (loss) on
   investments                    (0.418492)        0.606850      (0.340845)     (2.267594)        0.010117         0.174696
-----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
   net asset value                (0.191229)        0.838240       0.078051      (1.556360)        0.356871         0.113256
   Beginning of period            10.000000        10.000000      10.000000      10.000000        10.000000        10.000000
-----------------------------------------------------------------------------------------------------------------------------
   End of period                $  9.808771      $ 10.838240    $ 10.078051    $  8.443640      $ 10.356871      $ 10.113256
-----------------------------------------------------------------------------------------------------------------------------
RATIOS
 Ratio of operating expense
   to average net assets (%)           1.37%            1.45%          1.43%          1.47%            1.43%            0.85%
 Ratio of investment income-
   net to average net assets
   (%)                                 3.04%            2.99%          5.36%         10.36%            4.44%           (0.26)%

                                GROWTH &
                                 INCOME          BOND
                              SUB-ACCOUNT    SUB-ACCOUNT
PER SHARE DATA
 Investment income            $        --    $        --
 Expenses                        0.050305       0.048988
-------------------------------------------------------------
 Investment income-net          (0.050305)     (0.048988)
 Net realized and unrealized
   gain (loss) on
   investments                  (0.012003)      0.577518
-------------------------------------------------------------
 Net increase (decrease) in
   net asset value              (0.062308)      0.528530
   Beginning of period          10.000000      10.000000
-------------------------------------------------------------
   End of period              $  9.937692    $ 10.528530
-------------------------------------------------------------
RATIOS
 Ratio of operating expense
   to average net assets (%)         1.42%          1.34%
 Ratio of investment income-
   net to average net assets
   (%)                              (1.42)%         (1.34)%

TOUCHSTONE SELECT VARIABLE ANNUITY -- OPTION 3**

                                 EMERGING       INTERNATIONAL                     INCOME          STANDBY
                                  GROWTH           EQUITY         BALANCED     OPPORTUNITY        INCOME         VALUE PLUS
                                SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT*
PER SHARE DATA
 Investment income              $  0.341044      $  0.358677    $  0.540154    $  0.822700      $  0.469766      $  0.029261
 Expenses                          0.121821         0.136261       0.129890       0.119462         0.131587         0.096897
-----------------------------------------------------------------------------------------------------------------------------
 Investment income-net             0.219223         0.222416       0.410264       0.703238         0.338179        (0.067636)
 Net realized and unrealized
   gain (loss) on
   investments                    (0.418584)        0.606843      (0.340558)     (2.266601)        0.010114         0.174236
-----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
   net asset value                (0.199361)        0.829259       0.069706      (1.563363)        0.348293         0.106600
   Beginning of period            10.000000        10.000000      10.000000      10.000000        10.000000        10.000000
-----------------------------------------------------------------------------------------------------------------------------
   End of period                $  9.800639      $ 10.829259    $ 10.069706    $  8.436637      $ 10.348293      $ 10.106600
-----------------------------------------------------------------------------------------------------------------------------
RATIOS
 Ratio of operating expense
   to average net assets (%)           1.37%            1.45%          1.43%          1.47%            1.43%            0.85%
 Ratio of investment income-
   net to average net assets
   (%)                                 3.04%            2.99%          5.36%         10.36%            4.44%           (0.26)%

                                GROWTH &
                                 INCOME          BOND
                              SUB-ACCOUNT    SUB-ACCOUNT
PER SHARE DATA
 Investment income            $        --    $        --
 Expenses                        0.053733       0.052327
-----------------------------------------------------------------------------------------------------------------------------
 Investment income-net          (0.053733)     (0.052327)
 Net realized and unrealized
   gain (loss) on
   investments                  (0.018474)      0.570787
-----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
   net asset value              (0.072207)      0.518460
   Beginning of period          10.000000      10.000000
-----------------------------------------------------------------------------------------------------------------------------
   End of period              $  9.927793    $ 10.518460
-----------------------------------------------------------------------------------------------------------------------------
RATIOS
 Ratio of operating expense
   to average net assets (%)         1.42%          1.34%
 Ratio of investment income-
   net to average net assets
   (%)                              (1.42)%         (1.34)%

 * Calculation of the Value Plus Unit Values began May 1, 1998, when that sub-account commenced operations.

** Supplementary information for the years prior to 1997 is not available for the Touchstone Select Variable Annuity as the first contract was issued on March 2, 1998.

   REPORT OF INDEPENDENT ACCOUNTANTS

31
REPORT OF INDEPENDENT ACCOUNTANTS

To the Contractholders and Board of Directors of Western-Southern Life Assurance Company

In our opinion, the accompanying statement of net assets and statement of operations and changes in net assets present fairly, in all material respects, the financial position of Western-Southern Life Assurance Company Separate Account 1 as of December 31, 1998 and the results of their operations and changes in net assets for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
January 22, 1999
Cincinnati, Ohio

NOTES

                                    TOUCHSTONE
                                       LOGO
                                 VARIABLE ANNUITY

                                    TOUCHSTONE
                                       LOGO
                                 VARIABLE ANNUITY

                                        SELECT ADVISORS
                               VARIABLE INSURANCE TRUST

                                EMERGING GROWTH LOGO
                           INTERNATIONAL EQUITY LOGO
                             INCOME OPPORTUNITY LOGO
                                     VALUE PLUS LOGO
                                       BALANCED LOGO
                                 STANDBY INCOME LOGO

                                          ANNUAL REPORT
                                      DECEMBER 31, 1998

NOTES                                                                          2

3
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   EMERGING GROWTH PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
COMMON STOCKS -- 91.9%
         AUTOMOTIVE -- 2.4%
 8,700   Bandag, Class A                                               $   303,413
26,600   Exide                                                             432,250
----------------------------------------------------------------------------------
                                                                           735,663
----------------------------------------------------------------------------------
         BANKING -- 2.1%
 5,000   Bank United, Class A                                              196,250
 7,900   Dime Bancorp                                                      208,856
15,200   Golden State Bancorp*                                             252,700
----------------------------------------------------------------------------------
                                                                           657,806
----------------------------------------------------------------------------------
         BEVERAGES, FOOD & TOBACCO -- 1.8%
39,200   DiMon                                                             291,550
15,000   Ralcorp Holdings*                                                 273,750
----------------------------------------------------------------------------------
                                                                           565,300
----------------------------------------------------------------------------------
         BUILDING MATERIALS -- 4.8%
16,700   Calmat                                                            515,613
44,900   Dal-Tile International*                                           465,838
 8,400   Martin Marietta Materials                                         522,375
----------------------------------------------------------------------------------
                                                                         1,503,826
----------------------------------------------------------------------------------
         CHEMICALS -- 0.6%
25,300   Calgon Carbon                                                     189,750
----------------------------------------------------------------------------------
         COMMERCIAL SERVICES -- 14.0%
17,200   Administaff*                                                      430,000
17,000   Advance Paradigm*                                                 594,987
14,000   Apollo Group, Class A                                             474,250
10,500   A.C. Nielson*                                                     296,625
15,000   Career Education*                                                 450,000
12,100   CDI*                                                              244,269
 9,000   DeVry*                                                            275,625
27,000   FirstService*                                                     322,313
10,000   ITT Educational Services*                                         340,000
12,000   Stewart Enterprises                                               267,000
14,900   Unova*                                                            270,063
15,800   Wallace Computer Services                                         416,725
----------------------------------------------------------------------------------
                                                                         4,381,857
----------------------------------------------------------------------------------
         COMMUNICATIONS -- 4.7%
18,200   DSP Communications*                                               278,688
11,400   Geotel Communications*                                            424,650
19,000   Powerwave Technologies*                                           353,875
 6,000   Tellabs*                                                          411,375
----------------------------------------------------------------------------------
                                                                         1,468,588
----------------------------------------------------------------------------------
         COMPUTER SOFTWARE & PROCESSING -- 6.3%
22,900   Carreker-Antinori*                                                153,144
26,700   CBT Group, ADR*                                                   397,163
 4,400   Earthlink Network*                                                250,800
 7,500   Equant*                                                           508,594
 4,600   Policy Management Systems*                                        232,300

The accompanying notes are an integral part of the financial statements.

                                                                               4
Schedule of Investments continued

   EMERGING GROWTH PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         COMPUTER SOFTWARE & PROCESSING Continued
 1,600   PRI Automation*                                               $    41,600
 7,500   Transaction Systems Architects, Class A*                          375,000
----------------------------------------------------------------------------------
                                                                         1,958,601
----------------------------------------------------------------------------------
         COMPUTERS & INFORMATION -- 5.0%
 4,000   EMC*                                                              340,000
10,200   Gerber Scientific                                                 242,888
29,800   Intergraph*                                                       171,350
15,000   Saville Systems, ADR*                                             285,000
33,600   Scitex*                                                           394,800
 2,500   Sterling Commerce*                                                112,500
----------------------------------------------------------------------------------
                                                                         1,546,538
----------------------------------------------------------------------------------
         ELECTRICAL EQUIPMENT -- 1.1%
29,100   Magnetek*                                                         336,469
----------------------------------------------------------------------------------
         ELECTRONICS -- 6.4%
30,000   Aeroflex*                                                         453,750
21,500   Commscope*                                                        361,469
15,500   Galileo Technology*                                               418,500
10,000   Maxwell Technologies*                                             402,500
15,000   Power Integrations*                                               375,938
----------------------------------------------------------------------------------
                                                                         2,012,157
----------------------------------------------------------------------------------
         ENTERTAINMENT & LEISURE -- 3.0%
17,000   Cinar Films, Class B*                                             431,375
 9,000   SFX Entertainment, Class A*                                       493,875
----------------------------------------------------------------------------------
                                                                           925,250
----------------------------------------------------------------------------------
         FINANCIAL SERVICES -- 1.0%
23,000   Life USA Holdings                                                 296,125
----------------------------------------------------------------------------------
         FOREST PRODUCTS & PAPER -- 1.0%
42,300   Unisource Worldwide                                               306,675
----------------------------------------------------------------------------------
         HEALTH CARE PROVIDERS -- 2.5%
14,700   IDEXX Laboratories*                                               395,523
14,000   Syncor International*                                             381,500
----------------------------------------------------------------------------------
                                                                           777,023
----------------------------------------------------------------------------------
         HEAVY CONSTRUCTION -- 0.8%
18,900   Foster Wheeler                                                    249,244
----------------------------------------------------------------------------------
         HEAVY MACHINERY -- 0.2%
 4,500   Flowserve                                                          74,531
----------------------------------------------------------------------------------
         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 1.1%
 5,800   Herman Miller                                                     155,875
11,400   LA-Z-Boy Chair                                                    203,063
----------------------------------------------------------------------------------
                                                                           358,938
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

5

   EMERGING GROWTH PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         INSURANCE -- 2.7%
13,100   HCC Insurance Holdings                                        $   230,888
 8,350   HSB Group                                                         342,872
28,000   Provident American*                                               280,000
----------------------------------------------------------------------------------
                                                                           853,760
----------------------------------------------------------------------------------
         MEDIA -- BROADCASTING & PUBLISHING -- 7.2%
16,000   American Tower Systems, Class A*                                  473,000
16,000   Capstar Broadcasting, Class A*                                    366,000
 5,700   Central Newspapers, Class A                                       407,194
22,600   Hollinger International                                           314,988
25,000   Information Holdings*                                             393,750
 9,400   Lee Enterprises                                                   296,100
----------------------------------------------------------------------------------
                                                                         2,251,032
----------------------------------------------------------------------------------
         MEDICAL SUPPLIES -- 4.4%
15,600   Arthocare*                                                        339,300
 8,200   EG&G                                                              228,063
12,300   Haemonetics*                                                      279,825
13,000   OEC Medical Systems*                                              408,688
 5,700   Roper Industries                                                  116,138
----------------------------------------------------------------------------------
                                                                         1,372,014
----------------------------------------------------------------------------------
         METALS -- 0.5%
 5,400   Harsco                                                            164,363
----------------------------------------------------------------------------------
         OIL & GAS -- 2.0%
10,300   Equitable Resources                                               299,988
23,000   Nabors Industries*                                                311,938
----------------------------------------------------------------------------------
                                                                           611,926
----------------------------------------------------------------------------------
         PHARMACEUTICALS -- 3.5%
 9,000   Anesta*                                                           239,625
18,000   Jean Coutu Group, Class A                                         386,433
18,500   King Pharmaceuticals*                                             483,313
----------------------------------------------------------------------------------
                                                                         1,109,371
----------------------------------------------------------------------------------
         RESTAURANTS -- 1.5%
16,000   The Cheesecake Factory*                                           474,501
----------------------------------------------------------------------------------
         RETAILERS -- 3.4%
34,000   Charming Shoppes*                                                 146,625
10,000   Duane Reade*                                                      385,000
 9,000   Enesco Group                                                      209,250
12,500   Guitar Center*                                                    307,813
----------------------------------------------------------------------------------
                                                                         1,048,688
----------------------------------------------------------------------------------
         TELEPHONE SYSTEMS -- 2.4%
 6,000   Exodus Communications*                                            385,500
 7,500   Qwest Communications International*                               375,000
----------------------------------------------------------------------------------
                                                                           760,500
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                               6
Schedule of Investments continued

   EMERGING GROWTH PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         TEXTILES, CLOTHING & FABRICS -- 1.5%
12,347   Albany International                                          $   233,823
28,000   Stride Rite                                                       245,000
----------------------------------------------------------------------------------
                                                                           478,823
----------------------------------------------------------------------------------
         TRANSPORTATION -- 4.0%
37,200   Fritz Companies*                                                  402,225
38,300   Halter Marine Group*                                              186,713
 8,900   Newport News Shipbuilding                                         297,594
19,500   Yellow*                                                           372,938
----------------------------------------------------------------------------------
                                                                         1,259,470
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $26,209,953)                                  28,728,789
----------------------------------------------------------------------------------

UNITS
WARRANTS -- 0.1%
          BANKING -- 0.1%
 5,700    Golden State Bancorp*                                              26,006
-----------------------------------------------------------------------------------
TOTAL WARRANTS (COST $21,258)                                                26,006
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 92.0% (COST $26,231,211)(a)                28,754,795
CASH AND OTHER ASSETS NET OF LIABILITIES -- 8.0%                        $ 2,509,108
-----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                    $31,263,903
-----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 * Non-income producing security.

(a) The aggregate identified cost for federal income tax purposes is $26,235,332, resulting in gross unrealized appreciation and depreciation of $5,284,907 and $2,765,444, respectively, and net unrealized appreciation of $2,519,463.

ADR -- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

7
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   INTERNATIONAL EQUITY PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
COMMON STOCKS -- 92.7%
          FINLAND -- 2.0%
  5,464   Nokia OYJ, Series A                                           $   664,388
-----------------------------------------------------------------------------------
          FRANCE -- 16.7%
  4,080   AXA                                                               590,380
  4,191   Banque National De Paris                                          344,549
  1,353   Canal Plus                                                        368,599
  1,548   Cap Gemini                                                        248,056
  5,694   Casino Guichard-Perrachon                                         592,007
  1,672   Vivendi                                                           433,103
  1,789   Dexia France                                                      275,169
  2,225   Groupe Danone                                                     635,970
  4,962   Rhone Poulenc                                                     254,937
  4,096   Sanofi                                                            673,185
  4,394   Suez Lyonnaise Des Eaux-Dumex                                     901,129
  3,380   Total S.A., Series B                                              341,759
-----------------------------------------------------------------------------------
                                                                          5,658,843
-----------------------------------------------------------------------------------
          GERMANY -- 7.7%
    941   Allianz Holdings                                                  345,057
  3,394   Bayerische Vereinsbank                                            265,817
  5,028   Mannesmann                                                        576,353
  6,159   Metro                                                             491,611
 11,878   RWE                                                               650,483
  4,170   Siemens                                                           269,032
-----------------------------------------------------------------------------------
                                                                          2,598,353
-----------------------------------------------------------------------------------
          GREAT BRITAIN -- 17.9%
 12,198   Allied Zurich*                                                    181,546
 20,790   Bank of Scotland                                                  247,469
 46,562   BG                                                                293,160
 25,874   British Petroleum                                                 385,519
 55,752   Compass Group                                                     637,253
 20,566   Dixons Group, ADR                                                 288,676
 61,500   Gallaher Group                                                    416,054
  9,826   Glaxo Wellcome                                                    337,345
 28,565   Lloyds TSB Group                                                  405,460
 60,584   National Grid Group                                               482,525
 22,712   Orange*                                                           263,372
 22,718   Prudential                                                        342,266
 18,196   Railtrack Group                                                   474,569
 30,668   SmithKline Beecham                                                427,673
 16,665   Unilever                                                          186,472
 42,385   Vodafone Group                                                    686,767
-----------------------------------------------------------------------------------
                                                                          6,056,126
-----------------------------------------------------------------------------------
          IRELAND -- 1.9%
 35,831   Allied Irish Banks                                                636,488
      1   Bank of Ireland                                                        21
-----------------------------------------------------------------------------------
                                                                            636,509
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                               8
Schedule of Investments continued

   INTERNATIONAL EQUITY PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
          ITALY -- 10.8%
 14,746   Assicurazione Generali                                        $   614,431
118,034   Credito Italiano                                                  695,726
 21,140   Istituto Bancario San Paolo di Torino*                            372,986
182,877   Olivetti*                                                         636,642
785,673   Seat Pagine Gialle*                                               736,801
 31,480   Telecom Italia Mobile                                             231,974
 60,067   Telecom Italia                                                    375,888
-----------------------------------------------------------------------------------
                                                                          3,664,448
-----------------------------------------------------------------------------------
          JAPAN -- 14.3%
  2,600   Acom                                                              166,705
  3,000   Ajinomoto                                                          31,794
  3,000   Asahi Breweries                                                    44,114
  5,000   Bridgestone                                                       113,265
  4,000   Canon                                                              85,313
 20,000   Casio Computer                                                    147,311
 22,000   Citizen Watch                                                     132,120
 12,000   Daiichi Pharmaceutical                                            202,314
     12   East Japan Railway                                                 66,873
  5,200   Familymart                                                        259,013
  5,000   Fuji                                                              185,463
  3,900   ITO Yokado                                                        272,101
  7,000   Kirin Brewery                                                      89,022
     66   Merrill Lynch (Honda Motor), CPS                                   67,082
  7,000   Minebea                                                            79,996
 24,000   Mitsubishi Heavy Industries                                        93,262
  6,000   Mitsubishi                                                         34,443
 32,500   Mitsui Chemicals                                                  112,801
     90   Morgan Stanley Deanwitter (Canon Inc), CPS*                        73,913
     70   Morgan Stanley Deanwitter (Sony Corp), CPS                         87,238
  1,700   Nintendo                                                          163,649
 28,000   Nippon Express                                                    157,273
 23,000   Nippon Paper Industries                                           104,407
     40   Nippon Telegraph & Telephone                                      154,023
  2,710   Promise                                                           140,729
  3,000   Rohm Company                                                      272,631
  7,000   Sankyo                                                            152,698
 24,000   Sekisui House                                                     253,290
  1,200   Sony                                                               87,221
 10,000   Sumitomo                                                           48,574
  3,400   TDK                                                               310,183
  4,000   Terumo                                                             93,968
  6,400   Tokyo Electric Power                                              157,697
 17,000   Toppan Printing                                                   207,189
  7,000   Toyota Motor                                                      189,791
-----------------------------------------------------------------------------------
                                                                          4,837,466
-----------------------------------------------------------------------------------
          NETHERLANDS -- 6.0%
  9,250   Heineken                                                          556,280
  4,465   Koninklijke                                                       223,369
  6,295   Nutreco Holding                                                   247,914

The accompanying notes are an integral part of the financial statements.

9

   INTERNATIONAL EQUITY PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
          NETHERLANDS Continued
  1,153   STMicroelectronics*                                           $    90,629
    900   STMicroelectronics, ADR*                                           70,256
  4,844   Verenigde Nederlandse                                             182,520
  3,094   Wolters Kluwer                                                    661,612
-----------------------------------------------------------------------------------
                                                                          2,032,580
-----------------------------------------------------------------------------------
          PORTUGAL -- 0.5%
  3,080   Brisa-Auto Estradas de Portugal                                   181,383
-----------------------------------------------------------------------------------
          SPAIN -- 3.9%
 27,577   Argentaria                                                        714,455
 18,454   Iberdrola                                                         345,403
  5,380   Telefonica De Espana                                              239,322
-----------------------------------------------------------------------------------
                                                                          1,299,180
-----------------------------------------------------------------------------------
          SWEDEN -- 0.9%
 12,480   Ericsson                                                          296,457
-----------------------------------------------------------------------------------
          SWITZERLAND -- 10.1%
    192   Nestle                                                            417,361
    406   Novartis                                                          805,153
     40   Roche Holding                                                     487,386
     84   Swiss Reinsurance                                                 218,687
  1,280   Swisscom*                                                         535,078
  1,281   Union Bank of Switzerland                                         393,008
    760   Zuerich Allied                                                    561,919
-----------------------------------------------------------------------------------
                                                                          3,418,592
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $26,545,659)                                   31,344,325
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 92.7% (COST $26,545,659)(a)                31,344,325
CASH AND OTHER ASSETS NET OF LIABILITIES -- 7.3%                          2,468,701
-----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                    $33,813,026
-----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 * Non-income producing security.

  (a) The aggregate identified cost for federal income tax purposes is $26,852,674, resulting in gross unrealized appreciation and depreciation of $4,918,105 and $426,454, respectively, and net unrealized appreciation of $4,491,651.

ADR -- American Depositary Receipt

 CPS -- Currency Protected Security

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                       10
                                                               December 31, 1998

   INCOME OPPORTUNITY PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
  AMOUNT                                                          RATE       DATE      (NOTE 1)
CORPORATE BONDS -- 67.6%
             AEROSPACE & DEFENSE -- 2.5%
$  500,000   Pacific Aerospace, 144A                            11.25%     08/01/05   $   375,000
   500,000   Transdigm, 144A                                    10.375%    12/01/08       502,500
-------------------------------------------------------------------------------------------------
                                                                                          877,500
-------------------------------------------------------------------------------------------------
             BEVERAGES, FOOD & TOBACCO -- 2.4%
   700,000   Compania Alimentos Fargo, 144A                     13.25%     08/01/08       532,000
   400,000   Richmont Marketing Special, 144A                   10.125%    12/15/07       300,000
-------------------------------------------------------------------------------------------------
                                                                                          832,000
-------------------------------------------------------------------------------------------------
             CHEMICALS -- 3.2%
   600,000   Climachem                                          10.75%     12/01/07       603,000
   500,000   Trans-Resources                                    10.75%     03/15/08       495,000
-------------------------------------------------------------------------------------------------
                                                                                        1,098,000
-------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES -- 1.4%
   500,000   Nationsrent, 144A                                  10.375%    12/15/08       495,000
-------------------------------------------------------------------------------------------------
             COMMUNICATIONS -- 3.4%
   450,000   Dobson Wireline                                    12.25%     06/15/08       416,250
   450,000   Northeast Optic Network                            12.75%     08/15/08       441,000
   600,000   Paging Network Do Brasil, Euro-Dollar              13.50%     06/06/05       312,000
-------------------------------------------------------------------------------------------------
                                                                                        1,169,250
-------------------------------------------------------------------------------------------------
             COMPUTER SOFTWARE & PROCESSING -- 2.2%
   750,000   Primark, 144A                                       9.25%     12/15/08       753,750
-------------------------------------------------------------------------------------------------
             ENTERTAINMENT & LEISURE -- 3.9%
   450,000   Bell Sports, 144A                                  11.00%     08/15/08       456,750
   400,000   Regal Cinemas                                       9.50%     06/01/08       416,000
   500,000   TVN Entertainment, 144A                            14.00%     08/01/08       440,000
-------------------------------------------------------------------------------------------------
                                                                                        1,312,750
-------------------------------------------------------------------------------------------------
             ENVIRONMENTAL -- 0.4%
   300,000   ATC Group Services                                 12.00%     01/15/08       153,000
-------------------------------------------------------------------------------------------------
             FOOD RETAILERS -- 1.5%
   500,000   Pantry                                             10.250%    10/15/07       523,750
-------------------------------------------------------------------------------------------------
             HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 4.1%
   750,000   Imperial Home Decor Group, Series B                11.00%     03/15/08       667,500
   750,000   Salton/Maxim Housewares, 144A                      10.75%     12/15/05       754,688
-------------------------------------------------------------------------------------------------
                                                                                        1,422,188
-------------------------------------------------------------------------------------------------
             INDUSTRIAL -- DIVERSIFIED -- 14.4%
   450,000   Aqua Chem, 144A                                    11.25%     07/01/08       432,000
   500,000   Axia                                               10.75%     07/15/08       507,500
   500,000   Derby Cycle, 144A                                  10.00%     05/15/08       430,000
   450,000   Evenflo, 144A                                      11.75%     08/15/06       463,500
   500,000   FSW International, Yankee-Dollar+                  12.50%     11/01/06       125,000
   700,000   Generac Portable Products, 144A                    11.25%     07/01/06       707,000
   250,000   Neenah, 144A                                       11.125%    05/01/07       256,875
   500,000   Penhall Acquisition, 144A                          12.00%     08/01/06       470,000
   880,000   Pen-Tab Industries                                 10.875%    02/01/07       778,800

The accompanying notes are an integral part of the financial statements.

11

   INCOME OPPORTUNITY PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
  AMOUNT                                                          RATE       DATE      (NOTE 1)
             INDUSTRIAL -- DIVERSIFIED Continued
$  800,000   SF Holdings Group (zero coupon until 03/15/03,
             12.75% thereafter), (c)(d)                          0.00%     03/15/08   $   280,000
   500,000   Simonds, 144A                                      10.25%     07/01/08       510,000
-------------------------------------------------------------------------------------------------
                                                                                        4,960,675
-------------------------------------------------------------------------------------------------
             MEDIA -- BROADCASTING & PUBLISHING -- 2.8%
   500,000   Perry-Judd                                         10.625%    12/15/07       525,000
   600,000   Source Media                                       12.00%     11/01/04       450,000
-------------------------------------------------------------------------------------------------
                                                                                          975,000
-------------------------------------------------------------------------------------------------
             METALS -- 5.9%
   500,000   Commonwealth Aluminum                              10.75%     10/01/06       502,500
   575,000   Doe Run Resources, Series B                        11.25%     03/15/05       442,750
   750,000   Golden Northwest Aluminum, 144A                    12.00%     12/15/06       753,750
   500,000   Nippon Denro Ispat                                  3.00%     04/01/01       175,000
 1,000,000   NTS Steel Group Public, Euro-Dollar+                4.00%     12/16/08       160,000
-------------------------------------------------------------------------------------------------
                                                                                        2,034,000
-------------------------------------------------------------------------------------------------
             OIL & GAS -- 4.6%
   500,000   Eagle Geophysical, Series B                        10.75%     07/15/08       415,000
   500,000   Elgin National Industries                          11.00%     11/01/07       502,500
   300,000   Panaco                                             10.625%    10/01/04       210,000
   500,000   Parker Drilling, Series D                           9.75%     11/15/06       445,000
-------------------------------------------------------------------------------------------------
                                                                                        1,572,500
-------------------------------------------------------------------------------------------------
             REAL ESTATE -- 1.2%
   850,000   GS Superhighway Holdings, Yankee-Dollar            10.25%     08/15/07       425,000
-------------------------------------------------------------------------------------------------
             RETAILERS -- 4.6%
   500,000   Big 5                                              10.875%    11/15/07       505,000
   300,000   Frank's Nursery & Crafts                           10.25%     03/01/08       295,500
   800,000   Home Interiors & Gifts, 144A                       10.125%    06/01/08       792,000
-------------------------------------------------------------------------------------------------
                                                                                        1,592,500
-------------------------------------------------------------------------------------------------
             TELEPHONE SYSTEMS -- 6.4%
   500,000   AMSC Acquisition(d)                                12.25%     04/01/08       310,000
   400,000   Conecel, Euro-Dollar                               14.00%     05/01/02       208,000
   750,000   Conecel Holdings, Euro-Dollar, 144A(d)             14.00%     10/01/00       273,750
   400,000   Orion Network                                      11.25%     01/15/07       392,000
   500,000   Tricom                                             11.375%    09/01/04       410,000
   600,000   Winstar Equipment                                  12.50%     03/15/04       609,000
-------------------------------------------------------------------------------------------------
                                                                                        2,202,750
-------------------------------------------------------------------------------------------------
             TRANSPORTATION -- 2.7%
   450,000   American Commercial Lines, 144A                    10.25%     06/30/08       456,750
   500,000   Stena Line                                         10.625%    06/01/08       450,000
-------------------------------------------------------------------------------------------------
                                                                                          906,750
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $27,246,946)                                               23,306,363
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              12
Schedule of Investments continued

   INCOME OPPORTUNITY PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
  AMOUNT                                                          RATE       DATE      (NOTE 1)
SOVEREIGN GOVERNMENT OBLIGATIONS -- 27.4%
             ARGENTINA -- 5.1%
$2,068,025   Republic of Argentina(b)                            6.187%    03/31/05   $ 1,757,821
-------------------------------------------------------------------------------------------------
             BRAZIL -- 3.4%
 1,177,620   Republic of Brazil, Brady Bond (Payment-in-kind)    8.00%     04/15/14       700,684
   800,000   Republic of Brazil, Brady Bond(b)                   6.125%    04/15/24       468,000
-------------------------------------------------------------------------------------------------
                                                                                        1,168,684
-------------------------------------------------------------------------------------------------
             BULGARIA -- 4.1%
 1,000,000   Government of Bulgaria, Brady Bond(b)               6.688%    07/28/24       700,000
 1,050,000   Government of Bulgaria, Brady Bond, IAB(b)          6.688%    07/28/11       703,500
-------------------------------------------------------------------------------------------------
                                                                                        1,403,500
-------------------------------------------------------------------------------------------------
             COLOMBIA -- 2.9%
 1,200,000   Republic of Colombia                                8.625%    04/01/08     1,020,000
-------------------------------------------------------------------------------------------------
             MEXICO -- 4.5%
   700,000   Mexican Discount Bond, Series B, Brady Bond(b)      6.039%    12/31/19       568,750
 1,250,000   Mexico Par Series B Cumulative, Brady Bond          6.250%    12/31/19       973,438
-------------------------------------------------------------------------------------------------
                                                                                        1,542,188
-------------------------------------------------------------------------------------------------
             NIGERIA -- 1.4%
   750,000   Nigeria -- PAR, Brady Bond                          6.250%    11/15/20       472,500
-------------------------------------------------------------------------------------------------
             PANAMA -- 2.7%
 1,250,000   Panama, Brady Bond, IRB(b)(c)                       4.00%     07/17/14       931,250
-------------------------------------------------------------------------------------------------
             PERU -- 1.6%
 1,000,000   Government of Peru, Brady Bond, FLIRB               3.25%     03/07/17       566,250
-------------------------------------------------------------------------------------------------
             RUSSIA -- 0.5%
   800,000   Russian Federation                                  8.750%    07/24/05       185,000
    44,735   Russian Vnesheconombank, Brady Bond, IAN(b)         5.969%    12/15/15         4,837
-------------------------------------------------------------------------------------------------
                                                                                          189,837
-------------------------------------------------------------------------------------------------
             VENEZUELA -- 1.2%
   642,855   Republic of Venezuela, Brady Bond, DCB(b)           5.938%    12/18/07       407,409
-------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS (COST $10,175,719)                               9,459,439
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

13

   INCOME OPPORTUNITY PORTFOLIO

                                                                                         VALUE
  UNITS                                                                                (NOTE 1)
WARRANTS -- 0.0%
            MEXICO -- 0.0%
1,076,000   United Mexican States*                                                             --
-------------------------------------------------------------------------------------------------
            NIGERIA -- 0.0%
      750   Central Bank of Nigeria*                                                           --
-------------------------------------------------------------------------------------------------
            TELEPHONE SYSTEMS -- 0.0%
      400   Loral Space & Communications*                                             $     4,400
      300   Primus Telecommunications*                                                      3,750
-------------------------------------------------------------------------------------------------
                                                                                            8,150
-------------------------------------------------------------------------------------------------
TOTAL WARRANTS (COST $0)                                                                    8,150
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 95.0% (COST $37,422,665)(a)                              32,773,952
CASH AND OTHER ASSETS NET OF LIABILITIES -- 5.0%                                        1,720,061
-------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                  $34,494,013
-------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 * Non-income producing security.

 + Security currently in default of interest payment. The portfolio is not accruing stated interest.

(a) The aggregate identified cost for federal income tax purposes is $37,463,946, resulting in gross unrealized appreciation and depreciation of $328,349 and $5,018,343, respectively, and net unrealized depreciation of $4,689,994.

(b) Interest rate shown reflects current rate on instrument with variable or floating rates.

(c)  Zero or step coupon bond.

(d) Security issued with detachable warrants. The current value of each warrant is zero.

144A -- Securities restricted for resale to Qualified Institutional Buyers with registration rights.

Brady Bond -- U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.

DCB -- Debt Conversion Bond

Euro-Dollar -- Bonds issued offshore that pay interest and principal in U.S. dollars.

FLIRB -- Front-Load Interest Reduction Bonds

IAB -- Interest Arrears Bond

IAN -- Interest Arrears Note

IRB -- Interest Reduction Bond

Yankee-Dollar -- U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                       14
                                                               December 31, 1998

   VALUE PLUS PORTFOLIO

                                                                         VALUE
SHARES                                                                  (NOTE 1)
COMMON STOCKS -- 89.9%
         AEROSPACE & DEFENSE -- 1.0%
  675    Allied Signal                                                 $   29,911
---------------------------------------------------------------------------------
         AUTOMOTIVE -- 1.0%
  525    Magna International, Class A                                      32,550
---------------------------------------------------------------------------------
         BANKING -- 6.8%
1,182    Bank One                                                          60,356
1,225    First American                                                    54,359
  650    Mellon Bank                                                       44,688
1,575    North Fork Bancorporation                                         37,702
  625    St. Paul Bancorp                                                  17,012
---------------------------------------------------------------------------------
                                                                          214,117
---------------------------------------------------------------------------------
         BEVERAGES, FOOD & TOBACCO -- 7.4%
  525    General Mills                                                     40,819
  425    McDonald's                                                        32,566
1,775    Pepsico                                                           72,664
1,425    Ralston-Ralston Purina Group                                      46,134
1,525    Sysco                                                             41,842
---------------------------------------------------------------------------------
                                                                          234,025
---------------------------------------------------------------------------------
         CHEMICALS -- 1.1%
  650    Du Pont (E.I.) De Nemours                                         34,491
---------------------------------------------------------------------------------
         COMPUTER SOFTWARE & PROCESSING -- 3.8%
  800    Ceridian*                                                         55,850
1,500    Computer Associates International                                 63,938
---------------------------------------------------------------------------------
                                                                          119,788
---------------------------------------------------------------------------------
         COMPUTERS & INFORMATION -- 4.3%
1,625    Compaq Computer                                                   68,148
  800    Sun Microsystems*                                                 68,500
---------------------------------------------------------------------------------
                                                                          136,648
---------------------------------------------------------------------------------
         ELECTRIC UTILITIES -- 0.9%
  600    CMS Energy                                                        29,063
---------------------------------------------------------------------------------
         ELECTRICAL EQUIPMENT -- 0.9%
  625    Thomas & Betts                                                    27,070
---------------------------------------------------------------------------------
         ELECTRONICS -- 3.6%
  700    Intel                                                             82,994
  475    Xilinx*                                                           30,934
---------------------------------------------------------------------------------
                                                                          113,928
---------------------------------------------------------------------------------
         FINANCIAL SERVICES -- 5.6%
1,225    Citigroup                                                         60,638
1,025    Federal National Mortgage Association                             75,850
  850    SLM Holding                                                       40,800
---------------------------------------------------------------------------------
                                                                          177,288
---------------------------------------------------------------------------------
         FOOD RETAILERS -- 0.9%
  800    American Stores                                                   29,550
---------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

15

   VALUE PLUS PORTFOLIO

                                                                         VALUE
SHARES                                                                  (NOTE 1)
         FOREST PRODUCTS & PAPER -- 4.4%
1,100    Kimberly-Clark                                                $   59,950
1,375    Mead                                                              40,305
1,100    Tenneco                                                           37,469
---------------------------------------------------------------------------------
                                                                          137,724
---------------------------------------------------------------------------------
         HEALTH CARE PROVIDERS -- 3.1%
2,025    HCR Manor Care*                                                   59,484
2,550    Healthsouth*                                                      39,366
---------------------------------------------------------------------------------
                                                                           98,850
---------------------------------------------------------------------------------
         HEAVY MACHINERY -- 0.4%
  325    Applied Materials*                                                13,873
---------------------------------------------------------------------------------
         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 5.4%
  800    General Electric                                                  81,650
  550    Johnson Controls                                                  32,450
1,400    Newell                                                            57,750
---------------------------------------------------------------------------------
                                                                          171,850
---------------------------------------------------------------------------------
         INSURANCE -- 4.9%
  475    Aetna                                                             37,347
  900    Equitable Companies                                               52,088
  475    Ohio Casualty                                                     19,534
1,000    Reliastar Financial                                               46,125
---------------------------------------------------------------------------------
                                                                          155,094
---------------------------------------------------------------------------------
         MEDIA -- BROADCASTING & PUBLISHING -- 0.5%
  800    A.H. Belo, Class A                                                15,950
---------------------------------------------------------------------------------
         MEDICAL SUPPLIES -- 1.4%
1,075    Becton Dickinson & Company                                        45,889
---------------------------------------------------------------------------------
         OFFICE EQUIPMENT -- 2.6%
  700    Xerox                                                             82,597
---------------------------------------------------------------------------------
         OIL & GAS -- 8.1%
  600    Chevron                                                           49,763
1,750    Conoco, Class A*                                                  36,531
  875    Mobil                                                             76,234
  550    Schlumberger                                                      25,369
2,200    Williams Companies                                                68,613
---------------------------------------------------------------------------------
                                                                          256,510
---------------------------------------------------------------------------------
         PHARMACEUTICALS -- 5.3%
  950    Abbott Laboratories                                               46,550
  600    Amgen*                                                            62,738
  400    Merck                                                             59,075
---------------------------------------------------------------------------------
                                                                          168,363
---------------------------------------------------------------------------------
         RETAILERS -- 3.6%
1,025    Consolidated Stores*                                              20,692
  875    Federated Department Stores*                                      38,117
  675    Wal-Mart Stores                                                   54,970
---------------------------------------------------------------------------------
                                                                          113,779
---------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              16
Schedule of Investments continued

   VALUE PLUS PORTFOLIO

                                                                         VALUE
SHARES                                                                  (NOTE 1)
         TELEPHONE SYSTEMS -- 10.6%
1,375    Alltel                                                        $   82,242
  800    Bell Atlantic                                                     45,450
1,875    Frontier                                                          63,750
1,100    MCI Worldcom*                                                     78,925
1,225    SBC Communications                                                65,691
---------------------------------------------------------------------------------
                                                                          336,058
---------------------------------------------------------------------------------
         TRANSPORTATION -- 2.3%
  675    Trinity Industries                                                25,988
  875    US Freightways                                                    25,484
1,250    Wisconsin Central Transport*                                      21,484
---------------------------------------------------------------------------------
                                                                           72,956
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $2,591,965)                                   2,847,922
---------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 89.9% (COST $2,591,965)(a)                2,847,922
CASH AND OTHER ASSETS NET OF LIABILITIES -- 10.1%                         319,752
---------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                   $3,167,674
---------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 * Non-income producing security.

(a) The aggregate identified cost for federal income tax purposes is $2,783,997, resulting in gross unrealized appreciation and depreciation of $118,237 and $54,312, respectively, and net unrealized appreciation of $63,925.

The accompanying notes are an integral part of the financial statements.

17
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   BALANCED PORTFOLIO

                                                                              VALUE
  SHARES                                                                    (NOTE 1)
COMMON STOCKS -- 55.1%
             ADVERTISING -- 2.3%
    15,100   WPP Group                                                     $   932,425
--------------------------------------------------------------------------------------
             AEROSPACE & DEFENSE -- 2.6%
     7,000   Lockheed Martin                                                   593,250
    11,700   Rockwell International                                            470,194
--------------------------------------------------------------------------------------
                                                                             1,063,444
--------------------------------------------------------------------------------------
             AIRLINES -- 2.1%
    14,800   AMR*                                                              878,750
--------------------------------------------------------------------------------------
             AUTOMOTIVE -- 2.2%
    27,700   Lucasvarity, ADR                                                  927,950
--------------------------------------------------------------------------------------
             BEVERAGES, FOOD & TOBACCO -- 0.9%
     7,916   Diageo, ADR                                                       366,115
--------------------------------------------------------------------------------------
             CHEMICALS -- 2.6%
    22,400   Monsanto                                                        1,064,000
--------------------------------------------------------------------------------------
             COMPUTER SOFTWARE & PROCESSING -- 2.1%
    20,800   Computer Associates International                                 886,600
--------------------------------------------------------------------------------------
             COMPUTERS & INFORMATION -- 1.1%
    11,000   Compaq Computer                                                   461,313
--------------------------------------------------------------------------------------
             ELECTRONICS -- 5.2%
    48,900   Adaptec*                                                          858,806
     6,500   Avnet                                                             393,250
     8,700   Motorola                                                          531,244
     3,800   Solectron*                                                        353,163
--------------------------------------------------------------------------------------
                                                                             2,136,463
--------------------------------------------------------------------------------------
             ENTERTAINMENT & LEISURE -- 1.1%
    24,600   Polaroid                                                          459,713
--------------------------------------------------------------------------------------
             FINANCIAL SERVICES -- 5.2%
    15,500   Citigroup                                                         767,250
    17,000   Countrywide Credit                                                853,188
     8,300   Federal Home Loan Mortgage Corporation                            534,831
--------------------------------------------------------------------------------------
                                                                             2,155,269
--------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS -- 0.9%
    14,100   Tenet Healthcare*                                                 370,125
--------------------------------------------------------------------------------------
             INDUSTRIAL -- DIVERSIFIED -- 1.3%
     8,900   Armstrong World Industries                                        536,781
--------------------------------------------------------------------------------------
             INSURANCE -- 3.3%
    31,729   Conseco                                                           969,718
    10,300   Renaissancere Holdings                                            377,238
--------------------------------------------------------------------------------------
                                                                             1,346,956
--------------------------------------------------------------------------------------
             LODGING -- 1.2%
   111,700   Homestead Village Property*                                       502,650
--------------------------------------------------------------------------------------
             MEDIA -- BROADCASTING & PUBLISHING -- 0.7%
     9,300   Reed International, ADR                                           292,950
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              18
Schedule of Investments continued

   BALANCED PORTFOLIO

                                                                              VALUE
  SHARES                                                                    (NOTE 1)
             METALS -- 1.3%
    26,900   Allegheny Teledyne                                            $   549,769
--------------------------------------------------------------------------------------
             OIL & GAS -- 2.0%
    26,500   Anadarko Petroleum                                                818,188
--------------------------------------------------------------------------------------
             PHARMACEUTICALS -- 2.6%
    26,400   Teva Pharmaceutical Industries, ADR                             1,074,150
--------------------------------------------------------------------------------------
             REAL ESTATE -- 5.3%
    35,700   Oakwood Homes                                                     542,194
    20,500   Prologis Trust, REIT                                              425,375
    88,600   Security Capital Group, Class B*                                1,201,638
--------------------------------------------------------------------------------------
                                                                             2,169,207
--------------------------------------------------------------------------------------
             TELEPHONE SYSTEMS -- 2.6%
    11,100   Sprint                                                            933,788
     5,550   Sprint PCS*                                                       128,344
--------------------------------------------------------------------------------------
                                                                             1,062,132
--------------------------------------------------------------------------------------
             TEXTILES, CLOTHING & FABRICS -- 2.0%
    34,200   Shaw Industries                                                   829,350
--------------------------------------------------------------------------------------
             TRANSPORTATION -- 4.5%
    35,900   Air Express International                                         780,825
    23,600   Sabre Group Holdings*                                           1,050,200
--------------------------------------------------------------------------------------
                                                                             1,831,025
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $22,629,277)                                      22,715,325
--------------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.6%
             ENTERTAINMENT & LEISURE -- 1.6%
    27,200   News Corporation Limited (The), ADR                               671,500
--------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $692,711)                                         671,500
--------------------------------------------------------------------------------------

PRINCIPAL                                                        INTEREST   MATURITY      VALUE
  AMOUNT                                                           RATE       DATE      (NOTE 1)
ASSET-BACKED SECURITIES -- 0.0%
$   12,718   Merrill Lynch Mortgage Investment                    7.65%     01/15/12   $    12,692
--------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $13,004)                                                12,692
--------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 14.1%
             BANKING -- 3.2%
   750,000   Associates Corporation of North America              5.75%     11/01/03       755,357
   250,000   BB&T                                                 7.25%     06/15/07       271,203
   250,000   Chase Manhattan                                      7.25%     06/01/07       273,322
       743   Nykredit                                             6.00%     10/01/26           117
--------------------------------------------------------------------------------------------------
                                                                                         1,299,999
--------------------------------------------------------------------------------------------------
             BEVERAGES, FOOD & TOBACCO -- 0.4%
   160,000   Coca-Cola Femsa                                      8.95%     11/01/06       156,295
--------------------------------------------------------------------------------------------------
             CHEMICALS -- 0.2%
   100,000   Belo                                                 6.875%    06/01/02       102,841
--------------------------------------------------------------------------------------------------
             COMPUTER SOFTWARE & PROCESSING -- 1.0%
   400,000   Computer Associates International                    6.375%    04/15/05       398,338
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

19

   BALANCED PORTFOLIO

PRINCIPAL                                                        INTEREST   MATURITY      VALUE
  AMOUNT                                                           RATE       DATE      (NOTE 1)
             ELECTRIC UTILITIES -- 2.3%
$  215,000   Financiera Energy                                    9.375%    06/15/06   $   186,085
   750,000   Tennessee Valley Authority                           5.00%     12/18/03       744,389
--------------------------------------------------------------------------------------------------
                                                                                           930,474
--------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES -- 3.4%
    20,000   Access Financial                                     7.10%     05/15/21        20,641
   750,000   AT&T Capital                                         7.50%     11/15/00       762,500
   500,000   GMAC                                                 7.125%    05/01/01       516,626
   120,000   Paine Webber Group                                   7.00%     03/01/00       121,056
--------------------------------------------------------------------------------------------------
                                                                                         1,420,823
--------------------------------------------------------------------------------------------------
             MEDIA -- BROADCASTING & PUBLISHING -- 1.2%
   500,000   CSC Holdings                                         7.625%    07/15/18       490,300
--------------------------------------------------------------------------------------------------
             METALS -- 0.8%
   300,000   AK Steel                                             9.125%    12/15/06       312,000
--------------------------------------------------------------------------------------------------
             MULTIPLE UTILITIES -- 0.8%
   300,000   New Brunswick                                        7.125%    10/01/02       318,720
--------------------------------------------------------------------------------------------------
             OIL & GAS -- 0.3%
   150,000   Petroleos Mexicanos                                  8.85%     09/15/07       132,000
--------------------------------------------------------------------------------------------------
             RETAILERS -- 0.5%
   200,000   Rite Aid                                             7.125%    01/15/07       213,342
--------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $5,782,435)                                                  5,775,132
--------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 6.5%
    35,000   Federal National Mortgage Association                6.15%     10/25/07        35,164
   500,000   Federal National Mortgage Association                6.00%     05/15/08       527,586
   500,000   Federal National Mortgage Association                6.247%    06/25/16       514,270
   711,091   Federal National Mortgage Association                6.50%     07/18/28       713,082
    40,000   General Electric Capital Mortgage Service            6.50%     11/25/23        39,598
    44,500   General Electric Capital Mortgage Service            6.50%     03/25/24        44,797
   750,000   Government National Mortgage Association             4.00%     10/20/25       717,007
    40,000   Merrill Lynch Mortgage Investment                    7.089%    12/26/25        42,684
    50,000   Prudential Home Mortgage Securities                  6.25%     04/25/24        47,329
--------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $2,651,506)                                       2,681,517
--------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 0.4%
    40,000   Baltimore Community Development Financing            8.20%     08/15/07        46,379
    40,000   New York State Housing Finance Agency Service        7.50%     09/15/03        42,139
    50,000   Ohio Housing Financial Agency                        7.90%     10/01/14        51,688
    30,000   Oklahoma City Airport                                9.40%     11/01/10        36,600
--------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $161,340)                                                      176,806
--------------------------------------------------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS -- 2.3%
             BRAZIL -- 0.6%
   441,608   Republic of Brazil, Brady Bond                       8.00%     04/15/14       263,308
--------------------------------------------------------------------------------------------------
             GREAT BRITAIN -- 0.6%
   105,000   United Kingdom Treasury                              8.00%     12/07/15       247,810
GBP
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              20
Schedule of Investments continued

   BALANCED PORTFOLIO

PRINCIPAL                                                        INTEREST   MATURITY      VALUE
  AMOUNT                                                           RATE       DATE      (NOTE 1)
             SOUTH AFRICA -- 1.1%
 3,180,000   Republic of South Africa                            13.00%     08/31/10   $   458,060
ZAR
--------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS (COST $1,191,790)                                   969,178
--------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 15.8%
$1,455,000   U.S. Treasury Bond                                   6.25%     04/30/01     1,506,373
   975,000   U.S. Treasury Bond                                   7.25%     08/15/22     1,215,399
   375,000   U.S. Treasury Bond                                   6.75%     08/15/26       449,414
 1,295,000   U.S. Treasury Note                                   5.75%     10/31/00     1,319,687
   550,000   U.S. Treasury Note                                   5.625%    05/15/01       563,063
   700,000   U.S. Treasury Note                                   5.75%     08/15/03       730,625
    90,000   U.S. Treasury Note                                   7.25%     08/15/04       101,222
   550,000   U.S. Treasury Note                                   7.00%     07/15/06       626,313
--------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $6,316,994)                                        6,512,096
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 95.8% (COST $39,439,057)(a)                               39,514,246
CASH AND OTHER ASSETS NET OF LIABILITIES -- 4.2%                                         1,735,473
--------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                   $41,249,719
--------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 * Non-income producing security.

 (a) The aggregate identified cost for federal income tax purposes is $39,477,402, resulting in gross unrealized appreciation and depreciation of $3,366,548 and $3,329,704, respectively, and net unrealized appreciation of $36,844.

(b) Interest rate shown reflects current rate on instrument with variable or floating rates.

ADR -- American Depositary Receipt

Brady Bond -- U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.

REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

21
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   STANDBY INCOME PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
  AMOUNT                                                          RATE       DATE      (NOTE 1)
ASSET-BACKED SECURITIES -- 36.1%
$1,005,626   Arcadia Automobile Receivables Trust                5.737%    07/16/01   $ 1,009,528
 1,241,652   Auto Finance Group Receivables Trust                6.35%     10/15/02     1,252,206
 1,200,000   Capital Asset Research Funding, Class A, 144A       5.905%    12/15/05     1,200,000
 1,300,000   Chase Credit Card Master Trust                      5.787%    09/15/04     1,300,767
 1,000,000   Chase Manhattan Auto Owner Trust                    6.00%     12/15/04     1,006,190
 1,100,000   MBNA Master Credit Card Trust                       5.906%    12/15/05     1,100,110
   680,000   Standard Credit Card Master Trust                   7.00%     04/07/01       682,338
   786,669   Summit Acceptance Auto Trust                        7.01%     07/15/02       793,061
 1,200,000   UCFC Home Equity Loan                               6.105%    04/15/13     1,200,000
-------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $9,528,090)                                         9,544,200
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 33.2%
 1,300,000   Case                                                6.20%     01/20/99     1,295,746
   650,000   Coca-Cola                                           5.14%     01/15/99       648,701
   800,000   Crown Cork & Seal                                   5.88%     01/25/99       796,864
   700,000   MCI Worldcom                                        5.70%     01/22/99       697,672
 1,300,000   Safeway                                             5.83%     01/15/99     1,297,053
 1,300,000   Service Corporation International                   6.00%     02/25/99     1,288,084
   700,000   Toyota                                              5.16%     01/19/99       698,194
 1,300,000   Union Pacific Resources                             6.27%     01/15/99     1,296,831
   780,000   Williams Holdings                                   6.05%     02/26/99       772,659
-------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (COST $8,791,804)                                                8,791,804
-------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 15.6%
             BANKING -- 8.7%
 1,200,000   Banco Latinoamericano                               6.70%     10/08/99     1,206,684
 1,100,000   MBNA                                                5.763%    07/07/03     1,091,363
-------------------------------------------------------------------------------------------------
                                                                                        2,298,047
-------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES -- 4.2%
 1,100,000   Texas Utilities Electric                            9.50%     08/01/99     1,118,316
-------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES -- 2.7%
   700,000   Credit Lyonnais, VR                                 6.875%    09/19/49       698,250
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $4,129,871)                                                 4,114,613
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 14.4%
 2,700,000   Federal Home Loan Bank                              4.50%     01/04/99     2,698,986
 1,100,000   Federal Home Loan Bank                              6.096%    05/13/03     1,105,280
-------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $3,798,986)                            3,804,266
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 99.3% (COST $26,248,751)(a)                              26,254,883
CASH AND OTHER ASSETS NET OF LIABILITIES -- 0.7%                                          195,057
-------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                  $26,449,940
-------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

(a) The aggregate identified cost for federal income tax purposes is $26,248,751, resulting in gross unrealized appreciation and depreciation of $28,116 and $21,984, respectively, and net unrealized appreciation of $6,132.

144A -- Securities restricted for resale to Qualified Institutional Buyers with registration rights.
VR -- Variable Rate Security -- maturity dates on these type of securities reflect the next interest rate reset date or, when applicable, the final maturity date. Interest rate shown reflects current rate.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS VARIABLE INSURANCE TRUST

STATEMENTS OF ASSETS AND LIABILITIES                                          22
                                                               December 31, 1998

                                 EMERGING       INTERNATIONAL       INCOME           VALUE                           STANDBY
                                  GROWTH           EQUITY         OPPORTUNITY         PLUS          BALANCED         INCOME
                                 PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO(b)      PORTFOLIO       PORTFOLIO
ASSETS:
Investments, at value (Note
  1)(a)                         $28,754,795      $31,344,325      $32,773,952      $2,847,922      $39,514,246     $26,254,883
Cash                              2,264,966        2,547,063          850,528         270,949        1,543,440              --
Foreign currency                         --               --               --              --            6,977(c)           --
Receivables for:
  Investments sold                  532,144               --               --              --           96,357              --
  Fund shares sold                    9,161           19,279           28,503              --           43,787         170,190
  Dividends                          14,735           17,780               --           3,291           11,589              --
  Foreign tax reclaims                   --           33,986               --              17               --              --
  Unrealized appreciation on
    foreign forward currency
    contracts (Note 1)                   --               --               --              --            2,329              --
  Interest                            7,462            7,870        1,015,869             681          233,199         137,737
Deferred organization expenses
  (Note 1)                            3,467            3,467            3,467              --            3,467           3,496
Reimbursement receivable from
  Sponsor (Note 4)                       --               --               --          66,315               --              --
------------------------------------------------------------------------------------------------------------------------------
    Total assets                 31,586,730       33,973,770       34,672,319       3,189,175       41,455,391      26,566,306
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
  Investments purchased             127,890               --               --              --               --              --
  Unrealized depreciation on
    foreign forward currency
    contracts (Note 1)                   --               --               --              --            5,657              --
  Fund shares redeemed                   --               --               --             102               --              --
Due to custodian                         --               --               --              --               --          97,164
Payable to Sponsor (Note 4)         168,860          127,391          150,087              --          175,865             326
Other accrued expenses               26,077           33,353           28,219          21,399           24,150          18,876
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities               322,827          160,744          178,306          21,501          205,672         116,366
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:(d)                  $31,263,903      $33,813,026      $34,494,013      $3,167,674      $41,249,719     $26,449,940
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                2,038,737        2,421,891        3,971,175         311,304        2,955,100       2,642,337
------------------------------------------------------------------------------------------------------------------------------
Net asset value                 $     15.33      $     13.96      $      8.69      $    10.18      $     13.96     $     10.01
------------------------------------------------------------------------------------------------------------------------------
(a) Cost of investments         $26,231,211      $26,545,659      $37,422,665      $2,591,965      $39,439,057     $26,248,751

(b) The Portfolio commenced operations on May 1, 1998.

(c) The cost of foreign currency is $6,721.

(d) See the Statements of Changes in Net Assets for components of net assets.

    The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS VARIABLE INSURANCE TRUST

23
STATEMENTS OF OPERATIONS
                                            For the Year Ended December 31, 1998

                                      EMERGING    INTERNATIONAL     INCOME         VALUE                      STANDBY
                                       GROWTH        EQUITY       OPPORTUNITY       PLUS        BALANCED       INCOME
                                      PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO(a)    PORTFOLIO    PORTFOLIO
INVESTMENT INCOME (NOTE 1):
  Interest                            $ 133,513    $  106,869     $ 3,762,184    $   5,934     $   957,009   $1,358,522
  Dividends (b)                         195,612       387,564              --       16,202         241,554           --
-----------------------------------------------------------------------------------------------------------------------
      Total investment income           329,125       494,433       3,762,184       22,136       1,198,563    1,358,522
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)     204,486       270,100         217,105        9,223         267,938       56,841
  Custody, administration and fund
    accounting fees                      93,751       192,611          93,667       64,925          94,507       89,474
  Sponsor fees (Note 3)                  51,120        56,862          66,800        2,460          66,983       45,472
  Auditing fees                          17,106        18,626          19,054       15,000          15,048       11,420
  Printing Fees                           3,355         4,627           6,803          191           6,093        2,783
  Legal fees                              3,533         3,378           4,708           64             180        2,477
  Amortization of organization
    expenses (Note 1)                     3,906         3,906           3,906           --           3,906        3,931
  Trustee fees (Note 3)                   2,545         2,531           3,060          150           2,903        1,993
  Miscellaneous                             893         2,325           2,608          128           2,913        1,279
-----------------------------------------------------------------------------------------------------------------------
      Total expenses                    380,695       554,966         417,711       92,141         460,471      215,670
      Waiver of Sponsor fee (Note 3)    (51,120)      (56,862)        (66,800)      (2,460)        (66,983)     (45,472)
      Reimbursement from Sponsor
         (Note 4)                       (35,626)     (142,709)        (67,018)     (75,538)        (92,075)     (56,515)
-----------------------------------------------------------------------------------------------------------------------
      Net expenses                      293,949       355,395         283,893       14,143         301,413      113,683
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)             35,176       139,038       3,478,291        7,993         897,150    1,244,839
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investments                         993,434       849,718      (4,037,107)    (239,885)      1,388,987       12,585
    Written Options                          --            --          32,130           --              --           --
    Foreign currency                         --      (101,508)             --           --          62,437           --
-----------------------------------------------------------------------------------------------------------------------
                                        993,434       748,210      (4,004,977)    (239,885)      1,451,424       12,585
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation (depreciation) on:
      Investments                      (296,091)    3,383,197      (4,419,252)     255,957      (1,113,545)       6,334
      Written Options                        --            --              --           --              --           --
      Foreign currency                       --        (1,418)            279           --         (21,020)          --
-----------------------------------------------------------------------------------------------------------------------
                                       (296,091)    3,381,779      (4,418,973)     255,957      (1,134,565)       6,334
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS):                               697,343     4,129,989      (8,423,950)      16,072         316,859       18,919
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $ 732,519    $4,269,027     $(4,945,659)   $  24,065     $ 1,214,009   $1,263,758
-----------------------------------------------------------------------------------------------------------------------
(a) Portfolio commenced operations on May 1, 1998
(b) Net of foreign tax withholding    $      --    $   51,814     $        --    $      --     $       433   $       --

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS VARIABLE INSURANCE TRUST

STATEMENTS OF CHANGES IN NET ASSETS                                           24

                                                   EMERGING GROWTH            INTERNATIONAL EQUITY
                                                      PORTFOLIO                     PORTFOLIO
                                             ---------------------------   ---------------------------
                                               FOR THE        FOR THE        FOR THE        FOR THE
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                 1998           1997           1998           1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)               $    35,176    $    33,227    $   139,038    $   101,104
  Net realized gain (loss)                       993,434      1,327,486        748,210      1,133,852
  Net change in unrealized appreciation
     (depreciation)                             (296,091)     2,197,739      3,381,779        577,604
------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations                   732,519      3,558,452      4,269,027      1,812,560
------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
     Net investment income                       (49,174)       (30,394)      (164,384)       (70,264)
     Realized capital gains                   (1,035,008)    (1,012,609)      (845,182)      (995,634)
     Distribution in excess of net
       investment income                              --             --       (106,570)            --
     Distribution in excess of realized
       capital gains                                  --             --             --             --
     Return of capital distributions                  --             --             --             --
------------------------------------------------------------------------------------------------------
  Total dividends and distributions           (1,084,182)    (1,043,003)    (1,116,136)    (1,065,898)
------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
  Proceeds from shares sold                   13,916,105     12,538,066     12,081,975     10,372,680
  Reinvestment of dividends                    1,084,183      1,043,003      1,116,136      1,065,898
  Cost of shares redeemed                     (2,801,672)    (2,450,901)    (2,240,707)    (1,240,789)
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from share
     transactions                             12,198,616     11,130,168     10,957,404     10,197,789
------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets     11,846,953     13,645,617     14,110,295     10,944,451
------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                         19,416,950      5,771,333     19,702,731      8,758,280
------------------------------------------------------------------------------------------------------
  End of period                              $31,263,903    $19,416,950    $33,813,026    $19,702,731
------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                            $28,584,379    $16,385,765    $29,242,515    $18,285,104
  Undistributed (distribution in excess of)
     net investment income                            --          3,217       (186,882)       (56,246)
  Accumulated net realized gain (loss) on
     investments                                 155,940        208,293        (39,788)        58,471
  Net unrealized appreciation
     (depreciation) on investments             2,523,584      2,819,675      4,797,181      1,415,402
------------------------------------------------------------------------------------------------------
  Net assets applicable to shares
     outstanding                             $31,263,903    $19,416,950    $33,813,026    $19,702,731
------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
  Shares sold                                    892,493        892,720        869,535        858,524
  Reinvestment of dividends                       73,504         69,673         79,724         89,196
------------------------------------------------------------------------------------------------------
                                                 965,997        962,393        949,259        947,720
  Shares redeemed                               (188,219)      (174,447)      (168,341)       (98,268)
------------------------------------------------------------------------------------------------------
  Net increase (decrease)                        777,778        787,946        780,918        849,452
  Beginning of period                          1,260,959        473,013      1,640,973        791,521
------------------------------------------------------------------------------------------------------
  End of period                                2,038,737      1,260,959      2,421,891      1,640,973
------------------------------------------------------------------------------------------------------

(a) The Portfolio commenced operations on May 1, 1998.
The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS VARIABLE INSURANCE TRUST

25

                                               INCOME OPPORTUNITY           VALUE PLUS
                                                    PORTFOLIO                PORTFOLIO
                                            ---------------------------   -----------------
                                               FOR THE        FOR THE           FOR THE
                                             YEAR ENDED     YEAR ENDED     PERIOD ENDED(a)
                                            DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                1998           1997             1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)               $ 3,478,291    $ 1,832,004       $     7,993
  Net realized gain (loss)                    (4,004,977)       191,074          (239,885)
  Net change in unrealized appreciation
     (depreciation)                           (4,418,973)      (528,803)          255,957
----------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations                (4,945,659)     1,494,275            24,065
----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
     Net investment income                    (3,478,834)    (1,814,515)           (8,332)
     Realized capital gains                           --       (227,491)               --
     Distribution in excess of net
       investment income                              --             --                --
     Distribution in excess of realized
       capital gains                                  --       (496,586)               --
     Return of capital distributions             (96,964)            --                --
----------------------------------------------------------------------------------------------
  Total dividends and distributions           (3,575,798)    (2,538,592)           (8,332)
----------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
  Proceeds from shares sold                   17,222,143     19,127,540         5,347,995
  Reinvestment of dividends                    3,575,798      2,538,593             8,332
  Cost of shares redeemed                     (4,661,882)    (2,010,537)       (2,204,386)
----------------------------------------------------------------------------------------------
  Net increase (decrease) from share
     transactions                             16,136,059     19,655,596         3,151,941
----------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets      7,614,602     18,611,279         3,167,674
----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                         26,879,411      8,268,132                --
----------------------------------------------------------------------------------------------
  End of period                              $34,494,013    $26,879,411       $ 3,167,674
----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                            $43,631,963    $27,592,868       $ 3,151,602
  Undistributed (distribution in excess of)
     net investment income                            --            543                --
  Accumulated net realized gain (loss) on
     investments                              (4,489,001)      (484,024)         (239,885)
  Net unrealized appreciation
     (depreciation) on investments            (4,648,949)      (229,976)          255,957
----------------------------------------------------------------------------------------------
  Net assets applicable to shares
     outstanding                             $34,494,013    $26,879,411       $ 3,167,674
----------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
  Shares sold                                  1,636,452      1,651,438           563,284
  Reinvestment of dividends                      369,671        224,056               852
----------------------------------------------------------------------------------------------
                                               2,006,123      1,875,494           564,136
  Shares redeemed                               (474,021)      (174,262)         (252,832)
----------------------------------------------------------------------------------------------
  Net increase (decrease)                      1,532,102      1,701,232           311,304
  Beginning of period                          2,439,073        737,841                --
----------------------------------------------------------------------------------------------
  End of period                                3,971,175      2,439,073           311,304
----------------------------------------------------------------------------------------------

                                                     BALANCED                   STANDBY INCOME
                                                     PORTFOLIO                     PORTFOLIO
                                             ---------------------------   ---------------------------
                                                FOR THE        FOR THE        FOR THE        FOR THE
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                 1998           1997           1998           1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)                $   897,150    $   349,650    $  1,244,839   $    745,080
  Net realized gain (loss)                      1,451,424      1,435,996          12,585         (8,448)
  Net change in unrealized appreciation
     (depreciation)                            (1,134,565)       475,638           6,334           (382)
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations                  1,214,009      2,261,284       1,263,758        736,250
-------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
     Net investment income                       (922,633)      (350,429)     (1,244,085)      (745,079)
     Realized capital gains                    (1,163,140)    (1,314,627)             --             --
     Distribution in excess of net
       investment income                          (10,746)        (5,844)             --             --
     Distribution in excess of realized
       capital gains                                   --             --              --             --
     Return of capital distributions                   --             --              --             --
-------------------------------------------------------------------------------------------------------
  Total dividends and distributions            (2,096,519)    (1,670,900)     (1,244,085)      (745,079)
-------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
  Proceeds from shares sold                    21,290,408     13,559,392      22,250,007     19,020,895
  Reinvestment of dividends                     2,096,506      1,670,900       1,246,263        743,655
  Cost of shares redeemed                      (3,541,752)      (228,301)    (14,628,204)   (11,298,653)
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) from share
     transactions                              19,845,162     15,001,991       8,868,066      8,465,897
-------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets      18,962,652     15,592,375       8,887,739      8,457,068
-------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                          22,287,067      6,694,692      17,562,201      9,105,133
-------------------------------------------------------------------------------------------------------
  End of period                               $41,249,719    $22,287,067    $ 26,449,940   $ 17,562,201
-------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                             $40,767,171    $20,922,008    $ 26,440,029   $ 17,571,962
  Undistributed (distribution in excess of)
     net investment income                         20,627         14,838           3,709          1,366
  Accumulated net realized gain (loss) on
     investments                                  394,283        148,018              70        (10,925)
  Net unrealized appreciation
     (depreciation) on investments                 67,638      1,202,203           6,132           (202)
-------------------------------------------------------------------------------------------------------
  Net assets applicable to shares
     outstanding                              $41,249,719    $22,287,067    $ 26,449,940   $ 17,562,201
-------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
  Shares sold                                   1,468,902        967,476       2,223,752      1,900,755
  Reinvestment of dividends                       150,809        120,806         124,567         74,322
-------------------------------------------------------------------------------------------------------
                                                1,619,711      1,088,282       2,348,319      1,975,077
  Shares redeemed                                (257,510)       (16,607)     (1,461,706)    (1,129,387)
-------------------------------------------------------------------------------------------------------
  Net increase (decrease)                       1,362,201      1,071,675         886,613        845,690
  Beginning of period                           1,592,899        521,224       1,755,724        910,034
-------------------------------------------------------------------------------------------------------
  End of period                                 2,955,100      1,592,899       2,642,337      1,755,724
-------------------------------------------------------------------------------------------------------

   SELECT ADVISORS VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS                                                          26

                                                                         TOUCHSTONE EMERGING GROWTH PORTFOLIO
                                                     ----------------------------------------------------------------------------
      SELECTED DATA FOR A SHARE OUTSTANDING:           FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                         1998           1997           1996           1995             1994
Net asset value, beginning of period                   $ 15.40        $ 12.20         $11.27         $10.10           $10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              0.02           0.03           0.04           0.11             0.04
Net realized and unrealized gain (loss) on
  investments                                             0.46           4.06           1.22           1.87             0.06
---------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                  0.48           4.09           1.26           1.98             0.10
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                  (0.03)         (0.03)         (0.04)         (0.15)              --
  Realized capital gains                                 (0.52)         (0.86)         (0.29)         (0.66)              --
  Return of capital                                         --             --             --             --               --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (0.55)         (0.89)         (0.33)         (0.81)              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 15.33        $ 15.40         $12.20         $11.27           $10.10
---------------------------------------------------------------------------------------------------------------------------------
        Total return(c)                                   3.28%         33.67%         11.16%         19.57%            1.00%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                    $31,264        $19,417         $5,771         $2,615           $2,020
Ratios to average net assets:
  Net expenses                                            1.15%          1.15%          1.15%          1.15%            1.15%(d)
  Net investment income (loss)                            0.14%          0.27%          0.50%          1.09%            3.67%(d)
  Expenses, without waiver and reimbursement              1.49%          2.19%          3.22%          3.73%           11.08%(d)
Portfolio Turnover                                          66%            88%            89%           101%               0%

                                                                           TOUCHSTONE BALANCED PORTFOLIO
                                                   ------------------------------------------------------------------------------
     SELECTED DATA FOR A SHARE OUTSTANDING:          FOR THE        FOR THE        FOR THE         FOR THE           FOR THE
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     PERIOD ENDED(a)
                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                       1998           1997           1996            1995              1994
Net asset value, beginning of period                 $ 13.99        $ 12.84         $11.48          $10.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.35           0.31           0.30            0.32              0.05
Net realized and unrealized gain (loss) on
  investments                                           0.40           2.05           1.60            2.15              0.12
---------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                0.75           2.36           1.90            2.47              0.17
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                (0.37)         (0.32)         (0.30)          (0.37)               --
  Realized capital gains                               (0.41)         (0.89)         (0.24)          (0.79)               --
  Return of capital                                       --             --             --              --                --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (0.78)         (1.21)         (0.54)          (1.16)               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 13.96        $ 13.99         $12.84          $11.48            $10.17
---------------------------------------------------------------------------------------------------------------------------------
        Total return(c)                                 5.44%         18.61%         16.78%          24.56%             1.70%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                  $41,250        $22,287         $6,695          $2,895            $2,034
Ratios to average net assets:
  Net expenses                                          0.90%          0.90%          0.90%           0.90%             0.90%(d)
  Net investment income (loss)                          2.67%          2.61%          2.76%           2.87%             4.26%(d)
  Expenses, without waiver and reimbursement            1.37%          2.04%          2.72%           3.46%             8.97%(d)
Portfolio Turnover                                        51%            86%            75%            124%                3%
---------------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on November 21, 1994.
(b) The Fund commenced operations on May 1, 1998.
(c) Total return would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 4)
(d) Ratios are annualized.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS VARIABLE INSURANCE TRUST

27

                                                                      TOUCHSTONE INTERNATIONAL EQUITY PORTFOLIO
                                                     ---------------------------------------------------------------------------
                                                       FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                        1998           1997           1996           1995            1994
Net asset value, beginning of period                   $ 12.01        $ 11.07         $10.00         $ 9.51          $ 10.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              0.06           0.07           0.06           0.04               --
Net realized and unrealized gain (loss) on
  investments                                             2.37           1.56           1.08           0.48            (0.49)
----------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                  2.43           1.63           1.14           0.52            (0.49)
----------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                  (0.10)         (0.05)         (0.07)         (0.03)              --
  Realized capital gains                                 (0.38)         (0.64)            --             --               --
  Return of capital                                         --             --             --             --               --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (0.48)         (0.69)         (0.07)         (0.03)              --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 13.96        $ 12.01         $11.07         $10.00          $  9.51
----------------------------------------------------------------------------------------------------------------------------------
        Total return(c)                                  20.21%         14.76%         11.47%         15.45%           (4.90)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                    $33,813        $19,703         $8,758         $5,215          $ 4,757
Ratios to average net assets:
  Net expenses                                            1.25%          1.25%          1.25%          1.25%            1.25%(d)
  Net investment income (loss)                            0.49%          0.71%          0.86%          0.46%            1.23%(d)
  Expenses, without waiver and reimbursement              1.95%          3.19%          3.03%          3.69%            5.58%(d)
Portfolio Turnover                                         141%           149%            90%            86%               0%


                                                      TOUCHSTONE INCOME OPPORTUNITY PORTFOLIOTO
                                                     ------------------------------------------
                                                       FOR THE        FOR THE        FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         1998           1997           1996
Net asset value, beginning of period                    $ 11.02        $ 11.21         $10.09
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               1.02           1.20           1.17
Net realized and unrealized gain (loss) on
  investments                                             (2.30)          0.11           1.45
------------------------------------------------------------------------------------------------
        Total from investment operations                  (1.28)          1.31           2.62
------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                   (1.02)         (1.19)         (1.17)
  Realized capital gains                                     --          (0.31)         (0.33)
  Return of capital                                       (0.03)            --             --
------------------------------------------------------------------------------------------------
Total dividends and distributions                         (1.05)         (1.50)         (1.50)
------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  8.69        $ 11.02         $11.21
------------------------------------------------------------------------------------------------
        Total return(c)                                  (12.27)%          12.03%       27.37%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                     $34,494          $26,879       $8,268
Ratios to average net assets:
  Net expenses                                             0.85%            0.85%        0.85%
  Net investment income (loss)                            10.40%           10.93%       11.85%
  Expenses, without waiver and reimbursement               1.25%            1.72%        2.85%
Portfolio Turnover                                          175%             189%         213%

[CAPTION]

                                                                                                 TOUCHSTONE
                                                                                                 VALUE PLUS
                                                     TOUCHSTONE INCOME OPPORTUNITY PORTFOLIO     PORTFOLIO
                                                     --------------------------------------- ---------------
                                                            FOR THE          FOR THE              FOR THE
                                                          YEAR ENDED    PERIOD ENDED(a)      PERIOD ENDED(b)
                                                          DECEMBER 31,    DECEMBER 31,         DECEMBER 31,
                                                              1995            1994              1998
Net asset value, beginning of period                          $ 9.42          $ 10.00           $ 10.00
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    1.22             0.12              0.03
Net realized and unrealized gain (loss) on
  investments                                                   0.79            (0.70)             0.18
----------------------------------------------------------------------------------------------------------------------
        Total from investment operations                        2.01            (0.58)             0.21
----------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                       (1.34)              --             (0.03)
  Realized capital gains                                          --               --                --
  Return of capital                                               --               --                --
----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (1.34)              --             (0.03)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $10.09          $  9.42           $ 10.18
----------------------------------------------------------------------------------------------------------------------
        Total return(c)                                        23.35%           (5.80)%            2.11%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                           $2,602          $ 1,883           $ 3,168
Ratios to average net assets:
  Net expenses                                                  0.85%            0.85%(d)          1.15%(d)
  Net investment income (loss)                                 12.81%           11.24%(d)          0.65%(d)
  Expenses, without waiver and reimbursement                    3.54%           11.56%(d)          7.49%(d)
Portfolio Turnover                                               104%              45%              100%

                                                                         TOUCHSTONE STANDBY INCOME PORTFOLIO
                                                     ---------------------------------------------------------------------------
                                                       FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                         1998           1997           1996           1995            1994
Net asset value, beginning of period                   $ 10.00        $ 10.01         $10.02         $10.03          $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              0.55           0.54           0.52           0.56             0.05
Net realized and unrealized gain (loss) on
  investments                                             0.01          (0.01)         (0.01)         (0.01)            0.03
---------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                  0.56           0.53           0.51           0.55             0.08
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                  (0.55)         (0.54)         (0.52)         (0.56)           (0.05)
  Realized capital gains                                    --             --             --             --               --
  Return of capital                                         --             --             --             --               --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (0.55)         (0.54)         (0.52)         (0.56)           (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 10.01        $ 10.00         $10.01         $10.02          $ 10.03

---------------------------------------------------------------------------------------------------------------------------------
        Total return(c)                                   5.71%          5.41%          5.18%          5.90%            0.30%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                    $26,450        $17,562         $9,105         $5,790          $ 5,013
Ratios to average net assets:
  Net expenses                                            0.50%          0.50%          0.50%          0.50%            0.50%(d)
  Net investment income (loss)                            5.47%          5.42%          5.15%          5.59%            4.90%(d)
  Expenses, without waiver and reimbursement              0.95%          1.48%          1.54%          1.73%            3.67%(d)
Portfolio Turnover                                         328%           251%           143%           159%              56%
---------------------------------------------------------------------------------------------------------------------------------

   SELECT ADVISORS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS                                                 28

1.  Organization and Significant Accounting Policies

Select Advisors Variable Insurance Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, and was organized as a Massachusetts business trust on February 7, 1994. The Trust consists of six Portfolios: Emerging Growth Portfolio, International Equity Portfolio, Income Opportunity Portfolio, Value Plus Portfolio, Balanced Portfolio and Standby Income Portfolio ("Portfolios").

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest. The Trust offers shares of beneficial interest of each portfolio to separate accounts of Western-Southern Life Assurance Company ("Western-Southern") as a funding vehicle for certain variable annuity contracts issued by Western-Southern through the separate accounts.

As of December 31, 1998, Touchstone Advisors, Inc., a subsidiary of Western-Southern, and Western-Southern owned 100% of the outstanding shares of the Trust.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the
Portfolios:

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. Dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith in accordance with procedures established by the Trustees using prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers and general market conditions. All debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

   SELECT ADVISORS VARIABLE INSURANCE TRUST

29

FOREIGN CURRENCY TRANSLATION. The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward currency contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded upon notification of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Distributions to shareholders for the Emerging Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio, and Value Plus Portfolio are recorded by the Portfolio on the ex-dividend date. It is the policy of the Standby Income Portfolio to record income dividends daily and distribute them monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. These differences which may result in distribution reclassifications are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales, paydown gains and losses on certain securities and excise tax regulations. Undistributed net investment income and accumulated net realized gains and losses may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

   SELECT ADVISORS VARIABLE INSURANCE TRUST

                                                                              30
Notes to Financial Statements continued

FEDERAL TAXES. Each Portfolio of the Trust is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for a federal income tax is necessary. At December 31, 1998, the following Portfolios had a capital loss carryforward expiring in December 2006:

Income Opportunity Portfolio                                    $3,801,099
Value Plus Portfolio                                            $   30,846
--------------------------------------------------------------------------

Additionally, at December 31, 1998, the International Equity Portfolio had a net currency loss of $46 and the following Portfolios had net capital losses, as specified below, attributable to security transactions incurred after October 31, 1998, which are treated as arising on the first day of the Portfolio's next taxable year.

Income Opportunity Portfolio                                    $646,621
Value Plus Portfolio                                            $ 17,007
------------------------------------------------------------------------

WRITTEN OPTION. Each Portfolio may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY CONTRACTS. Each Portfolio may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

   SELECT ADVISORS VARIABLE INSURANCE TRUST

31

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Portfolios as unrealized appreciation or depreciation of forward foreign currency contracts. As of December 31, 1998, the following Portfolio had the following open forward foreign currency contracts:

                                                                                                       UNREALIZED
                                                            CONTRACTS TO     IN EXCHANGE              APPRECIATION/
                            PORTFOLIO NAME      MATURITY   DELIVER/RECEIVE       FOR        VALUE     DEPRECIATION
                         Balanced Portfolio
                         Sales                  3/22/99     GBP   117,800     $197,433     $195,104      $ 2,329
                                                1/11/99     ZAR 2,321,000      388,384      394,041       (5,657)
                         ------------------------------------------------------------------------------------------
                                                                                                         $(3,328)
                         ------------------------------------------------------------------------------------------

                       GBP -- Great British Pound
                       ZAR -- South African Rand

ORGANIZATION EXPENSE. Organization expenses were deferred and are being amortized by each Portfolio except the Value Plus Portfolio, on a straight-line basis over a five-year period from commencement of operations. The amount paid by the Trust on any redemption by Touchstone Advisors, Inc. or, any other then-current holder of the organizational seed capital shares ("Initial Shares") of the Portfolio, will be reduced by a portion of any unamortized organization expenses of the Portfolio determined by the proportion of the number of the Initial Shares of the Portfolio redeemed to the number of the Initial Shares of the Portfolio outstanding after taking into account any prior redemptions of the Initial Shares of the Portfolio.

REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Portfolio may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Trust's Board of Trustees. The Portfolio, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default the Portfolio has the right to use the collateral to offset losses incurred.

SECURITIES TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   SELECT ADVISORS VARIABLE INSURANCE TRUST

                                                                              32
Notes to Financial Statements continued

2.  Risks Associated with Foreign Investments

Some of the Portfolios may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

3.  Transactions with Affiliates

SPONSOR. Touchstone Advisors, Inc. ("Sponsor" or "Advisor"), a subsidiary of Western-Southern, as sponsor to the Trust, pursuant to a Sponsor Agreement, provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Sponsor reserves the right to receive a sponsor fee from each Portfolio on an annual basis up to 0.20% of average daily net assets of that Portfolio. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

INVESTMENT ADVISOR. The Trust also has an investment advisory agreement with the Sponsor. Under the terms of the investment advisory agreement, each Portfolio pays a fee that is computed daily and paid monthly. For the period ended December 31, 1998, each Portfolio incurred investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Portfolio.

                        EMERGING    INTERNATIONAL      INCOME       VALUE                STANDBY
                         GROWTH        EQUITY        OPPORTUNITY    PLUS     BALANCED    INCOME
Rate                     0.80%         0.95%           0.65%        0.75%    0.80%       0.25%
------------------------------------------------------------------------------------------------

Subject to review and approval by the Board of Trustees, the Advisor may enter into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Portfolios. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on

   SELECT ADVISORS VARIABLE INSURANCE TRUST

33

average daily net assets. As of December 31, 1998, the following sub-advisory agreements were in place:

EMERGING GROWTH PORTFOLIO
David L. Babson & Company, Inc.........    0.05%
Westfield Capital Management Company...    0.45% on the first $10 million
                                           0.40% on the next $40 million
                                           0.35% thereafter
INTERNATIONAL EQUITY PORTFOLIO
Credit Suisse Asset Management.........    0.85% on the first $30 million
                                           0.80% on the next $20 million
                                           0.70% on the next $20 million
                                           0.60% thereafter
INCOME OPPORTUNITY PORTFOLIO
Alliance Capital Management LP.........    0.40% on the first $50 million
                                           0.35% on the next $20 million
                                           0.30% on the next $20 million
                                           0.25% thereafter
VALUE PLUS PORTFOLIO
Fort Washington Investment Advisors,       0.45%
  Inc..................................
BALANCED PORTFOLIO
OpCap Advisors                             0.60% on the first $20 million*
                                           0.50% on the next $30 million*
                                           0.40% thereafter*
STANDBY INCOME PORTFOLIO
Fort Washington Investment Advisors,       0.15%
  Inc..................................

* Includes assets of the Balanced Portfolio of the Select Advisors Variable Insurance Trust and the Balanced Portfolio of the Select Advisors Portfolio, (for which OpCap Advisors also acts in an investment advisory capacity).

Fort Washington Investment Advisors, Inc., is an affiliate of the Sponsor.

TRUSTEES. Each Trustee who is not an "interested person," (as defined in the Act), of the Trust, receives an aggregate of $5,000 annually, plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust and from Select Advisors Trust A, Select Advisors Trust C, and Select Advisors Portfolios, which are included in separate reports. For the year ended December 31, 1998, the Trust incurred $13,182 in Trustee fees.

4.  Expense Reimbursements

The Sponsor has agreed to waive fees and reimburse each Portfolio so that, following such waiver of fees and reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Portfolio are not greater, on an annualized

   SELECT ADVISORS VARIABLE INSURANCE TRUST

                                                                              34
Notes to Financial Statements continued

basis, than the percentage of average daily net assets of the Portfolio listed below.

                           EMERGING   INTERNATIONAL     INCOME       VALUE               STANDBY
                            GROWTH       EQUITY       OPPORTUNITY    PLUS     BALANCED   INCOME
Voluntary expense limit      1.15%         1.25%          0.85%       1.15%     0.90%      0.50%
Amount of Reimbursement    $35,626      $142,709        $67,018     $75,538   $92,075    $56,515
------------------------------------------------------------------------------------------------

The Sponsor has advised the Trust that it will continue to waive fees and reimburse each Portfolio as described above through December 31, 1999.

5.  Purchases and Sales of Investment Securities

Investment transactions (excluding purchases and sales of U.S. government obligations, U.S. government agency obligations and short-term investments) for the year ended December 31, 1998 were as follows:

                        EMERGING     INTERNATIONAL     INCOME        VALUE                      STANDBY
                         GROWTH         EQUITY       OPPORTUNITY      PLUS       BALANCED       INCOME
Cost of purchases      $26,777,375    $45,292,886    $70,328,057   $4,707,578   $25,718,908   $22,928,829
Proceeds from sales    $15,120,406    $37,064,146    $55,046,123   $1,875,695   $11,926,313   $13,813,076
---------------------------------------------------------------------------------------------------------

Purchase and sales of U.S. government obligations for the year ended December 31, 1998 were as follows:

                                                                         STANDBY
                                                          BALANCED       INCOME
Cost of purchases                                        $8,495,669    $ 8,774,275
Proceeds from sales                                      $4,337,484    $ 7,668,650
----------------------------------------------------------------------------------

6.  Written Options

The Income Opportunity Portfolio's activity in written options during year ended December 31, 1998, was as follows:

                                                          PRINCIPAL AMOUNT
                                                            OF CONTRACTS
                                                          (000'S OMITTED)     PREMIUMS
Options Outstanding at December 31, 1997                            --        $    --
  Options Written                                                2,550         32,130
  Options Canceled in Closing Transactions                      (2,550)            --
--------------------------------------------------------------------------------------
Options Outstanding at December 31, 1998                            --        $32,130
--------------------------------------------------------------------------------------

   SELECT ADVISORS VARIABLE INSURANCE TRUST

35

7.  Subsequent Event

Effective immediately after the close of business on December 31, 1998, two new portfolios, namely Touchstone Growth & Income Fund and Touchstone Bond Fund were established in the Select Advisors Variable Insurance Trust. Effective after the close of business on December 31, 1998, Select Advisors Variable Insurance Trust was renamed Touchstone Variable Series Trust ("VST"). The shares of the newly established VST: Touchstone Growth & Income Fund and VST: Touchstone Bond Fund, (collectively "VST Funds") were substituted for shares of the Select Advisors
Portfolios: Growth & Income Portfolio II and the Select Advisors Portfolios:
Bond Portfolio II respectively, (collectively "SAP Funds") held by Western-Southern Life Assurance Company Separate Account 1 and Separate Account 2 and The Western and Southern Life Insurance Company Separate Account A. This transaction was achieved through an in-kind redemption from the SAP Funds and a corresponding in-kind contribution to the VST Funds of the net assets of the SAP Funds. As a result of this transaction, the SAP Funds ceased to be available as investment options for Separate Accounts 1, 2 and A. The VST Funds have substantially identical investment objectives, policies and risk as those of the respective SAP Funds. In addition, the VST Funds will employ the same investment advisor and investment techniques as those employed by the respective SAP Funds. The SAP Funds will be dissolved and terminated as soon as practicable.

Federal Tax Information (unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Portfolio's year ended December 31, 1998 qualified for the dividends received deduction, as follows:

                         Emerging Growth Portfolio                                       100%
                         Balanced Portfolio                                               18%
                         -------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code, the Portfolios designated the following capital gain dividends for the year ended December 31, 1998:

                                                              LONG TERM CAPITAL GAINS
                                                              DISTRIBUTIONS PER SHARE    CAPITAL GAIN DIVIDENDS
                         Emerging Growth Portfolio                    $0.513                   $1,005,881
                         International Equity Portfolio                0.309                      772,132
                         Balanced Portfolio                            0.148                      420,115
                         --------------------------------------------------------------------------------------

   REPORT OF INDEPENDENT ACCOUNTANTS

REPORT OF INDEPENDENT ACCOUNTANTS                                             36

To Investors and Trustees of
the Select Advisors Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Touchstone Emerging Growth Portfolio, Touchstone International Equity Portfolio, Touchstone Income Opportunity Portfolio, Touchstone Value Plus Portfolio, Touchstone Balanced Portfolio and Touchstone Standby Income Portfolio, (the "Funds") at December 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

                                                       TOUCHSTONE

                                                          LOGO
                                                    VARIABLE ANNUITY

                                                       TOUCHSTONE
                                                          LOGO
                                                    VARIABLE ANNUITY

                                               SELECT ADVISORS PORTFOLIOS

                                        GROWTH & INCOME PORTFOLIO II LOGO
                                                   BOND PORTFOLIO II LOGO

                                                            ANNUAL REPORT
                                                        DECEMBER 31, 1998

NOTES

3
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   GROWTH & INCOME PORTFOLIO II

                                                                          VALUE
SHARES                                                                  (NOTE 1)
COMMON STOCKS -- 93.4%
         AEROSPACE & DEFENSE -- 3.3%
12,500   Lockheed Martin                                               $ 1,059,375
 8,500   Northrop Grumman                                                  621,563
16,700   Rockwell International                                            810,994
----------------------------------------------------------------------------------
                                                                         2,491,932
----------------------------------------------------------------------------------
         AUTOMOTIVE -- 3.7%
26,400   Ford Motor                                                      1,549,350
 9,000   Goodyear Tire & Rubber                                            453,938
15,966   Meritor Automotive                                                338,280
10,000   Paccar                                                            411,250
----------------------------------------------------------------------------------
                                                                         2,752,818
----------------------------------------------------------------------------------
         BANKING -- 10.0%
14,324   Bank One                                                          731,419
24,800   BankAmerica                                                     1,491,100
 6,900   Bankers Trust                                                     589,519
14,200   Chase Manhattan                                                   966,488
23,746   First Union                                                     1,444,054
23,200   Fleet Financial Group                                           1,036,750
20,800   Key                                                               665,600
16,200   US Bancorp                                                        575,100
----------------------------------------------------------------------------------
                                                                         7,500,030
----------------------------------------------------------------------------------
         BEVERAGES, FOOD & TOBACCO -- 5.2%
29,700   Heinz (H.J.)                                                    1,681,763
27,700   Philip Morris                                                   1,481,950
 8,300   Unilever, ADR                                                     688,381
----------------------------------------------------------------------------------
                                                                         3,852,094
----------------------------------------------------------------------------------
         CHEMICALS -- 7.1%
16,700   Akzo, ADR                                                         745,238
 7,300   Dow Chemical                                                      663,844
10,100   Du Pont (E.I.) De Nemours                                         535,931
12,600   Eastman Chemical                                                  563,850
35,300   Imperial Chemical Industries, ADR                               1,233,294
54,600   Lyondell Petro Chemical                                           982,800
10,400   Olin                                                              294,450
16,100   Witco                                                             256,594
----------------------------------------------------------------------------------
                                                                         5,276,001
----------------------------------------------------------------------------------
         COMMERCIAL SERVICES -- 2.1%
27,900   Pacificorp                                                        587,644
24,700   Unicom                                                            952,494
----------------------------------------------------------------------------------
                                                                         1,540,138
----------------------------------------------------------------------------------
         COSMETICS & PERSONAL CARE -- 1.7%
29,000   Avon Products                                                   1,283,250
----------------------------------------------------------------------------------
         ELECTRIC UTILITIES -- 3.8%
20,500   Allegheny Energy                                                  707,250
25,000   Cinergy                                                           859,375
 9,900   Duke Energy                                                       634,219
22,900   Southern Company                                                  665,531
----------------------------------------------------------------------------------
                                                                         2,866,375
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                               4
   GROWTH & INCOME PORTFOLIO II

Schedule of Investments continued

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         ELECTRICAL EQUIPMENT -- 1.4%
 8,600   Emerson Electric                                              $   520,300
12,100   Thomas & Betts                                                    524,081
----------------------------------------------------------------------------------
                                                                         1,044,381
----------------------------------------------------------------------------------
         FINANCIAL SERVICES -- 1.7%
17,000   Federal National Mortgage Association                           1,258,000
----------------------------------------------------------------------------------
         FOREST PRODUCTS & PAPER -- 5.5%
12,800   Boise Cascade                                                     396,800
18,400   Georgia-Pacific                                                 1,077,550
13,900   Georgia-Pacific (Timber Group)                                    330,994
13,200   Temple-Inland                                                     782,925
11,700   Westvaco                                                          313,706
23,700   Weyerhauser                                                     1,204,256
----------------------------------------------------------------------------------
                                                                         4,106,231
----------------------------------------------------------------------------------
         HEAVY MACHINERY -- 1.1%
 5,500   Caterpillar                                                       253,000
16,300   Parker Hannifin                                                   533,825
----------------------------------------------------------------------------------
                                                                           786,825
----------------------------------------------------------------------------------
         HOUSEHOLD PRODUCTS -- 3.4%
56,900   Corning                                                         2,560,500
----------------------------------------------------------------------------------
         INSURANCE -- 2.5%
19,531   EXEL Limited, Class A                                           1,464,825
 5,200   Lincoln National                                                  425,425
----------------------------------------------------------------------------------
                                                                         1,890,250
----------------------------------------------------------------------------------
         METALS -- 2.3%
37,900   Allegheny Teledyne                                                774,581
38,100   Oregon Steel Mills                                                452,438
 6,000   Phelps Dodge                                                      305,250
 4,000   Reynolds Metals                                                   210,750
----------------------------------------------------------------------------------
                                                                         1,743,019
----------------------------------------------------------------------------------
         OFFICE EQUIPMENT -- 4.4%
27,600   Xerox                                                           3,256,791
----------------------------------------------------------------------------------
         OIL & GAS -- 8.4%
 8,198   British Petroleum, ADR                                            778,810
26,600   Conoco, Class A*                                                  555,275
12,700   Elf Aquitaine, ADR                                                719,138
 8,500   Mobil                                                             740,563
18,700   Texaco                                                            988,763
13,700   Total S.A., ADR                                                   681,575
37,000   Williams Companies                                              1,153,938
23,000   YPF Sociedad Anonima, ADR                                         642,563
----------------------------------------------------------------------------------
                                                                         6,260,625
----------------------------------------------------------------------------------
         PHARMACEUTICALS -- 6.3%
35,100   American Home Products                                          1,976,569
11,800   Bristol-Myers Squibb                                            1,578,988
11,900   Smithkline Beecham, ADR                                           827,050
 8,100   Zeneca Group, ADR                                                 363,488
----------------------------------------------------------------------------------
                                                                         4,746,095
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

5

   GROWTH & INCOME PORTFOLIO II

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         RETAILERS -- 1.9%
12,600   May Department Stores                                         $   760,725
14,900   Sears, Roebuck & Company                                          633,250
----------------------------------------------------------------------------------
                                                                         1,393,975
----------------------------------------------------------------------------------
         TELEPHONE SYSTEMS -- 12.3%
21,100   Alltel                                                          1,262,044
37,400   Bell Atlantic                                                   1,982,200
27,800   Bellsouth                                                       1,386,525
32,600   Frontier                                                        1,108,400
22,200   GTE                                                             1,443,000
17,200   Sprint                                                          1,446,950
25,800   Telesp Participacoes, ADR*                                        570,825
----------------------------------------------------------------------------------
                                                                         9,199,944
----------------------------------------------------------------------------------
         TRANSPORTATION -- 5.3%
27,800   Canadian Pacific                                                  524,725
31,300   CSX                                                             1,298,950
25,000   General Dynamics                                                1,465,625
21,200   Norfolk Southern                                                  671,775
----------------------------------------------------------------------------------
                                                                         3,961,075
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $66,393,317)                                  69,770,349
----------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 0.6%
         COMMERCIAL SERVICES -- 0.6%
 9,700   Monsanto, ACES*                                                   475,300
----------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $396,174)                         475,300
----------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 3.9%
         REAL ESTATE -- 3.9%
10,000   Arden Realty Group                                                231,875
13,200   Boston Properties                                                 402,600
19,900   Equity Office Properties                                          477,600
 9,000   Equity Residential Properties Trust                               363,938
12,800   Health Care Property Investors                                    393,600
17,500   Nationwide Health Properties                                      377,344
30,700   Prologis Trust                                                    637,025
----------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $3,254,902)                    2,883,982
----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 97.9% (COST $70,044,393)(a)               73,129,631
CASH AND OTHER ASSETS NET OF LIABILITIES -- 2.1%                         1,531,150
----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                   $74,660,781
----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

    * Non-income producing security.

   (a) The aggregate identified cost for federal income tax purposes is $70,073,919, resulting in gross unrealized appreciation and depreciation of $8,583,241 and $5,527,529, respectively, and net unrealized appreciation of $3,055,712.

ACES -- Adjustable Conversion-Rate Equity Security

 ADR -- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                        6
                                                               December 31, 1998

   BOND PORTFOLIO II

PRINCIPAL                                                         INTEREST   MATURITY      VALUE
  AMOUNT                                                            RATE       DATE      (NOTE 1)
AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS -- 1.9%
             CENTRAL AMERICA -- 1.2%
$  130,000   Central America International Development, Series
             F+                                                   10.00%     12/01/11   $   159,233
   130,000   Central America International Development, Series
             G+                                                   10.00%     12/01/11       159,233
   130,000   Central America International Development, Series
             H+                                                   10.00%     12/01/11       159,233
---------------------------------------------------------------------------------------------------
                                                                                            477,699
---------------------------------------------------------------------------------------------------
             HONDURAS -- 0.7%
   100,000   Republic of Honduras International Development,
             Series D+                                            13.00%     06/01/11       156,161
   100,000   Republic of Honduras International Development,
             Series C+                                            13.00%     06/01/06       131,938
---------------------------------------------------------------------------------------------------
                                                                                            288,099
---------------------------------------------------------------------------------------------------
TOTAL AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS (COST $590,000)                            765,798
---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.7%
    90,565   Chase Manhattan Grantor Trust                         5.20%     02/15/02        90,610
   900,000   Chemical Credit Card Master Trust                     5.98%     09/15/08       921,555
   174,496   Navistar Financial                                    6.35%     11/15/02       175,681
   249,861   World Omni Auto Lease                                 6.18%     11/25/03       251,298
---------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $1,356,859)                                           1,439,144
---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 34.0%
             AUTOMOTIVE -- 0.5%
   200,000   Ford Motor                                            6.75%     05/15/05       210,392
---------------------------------------------------------------------------------------------------
             BANKING -- 3.9%
   500,000   Bank of New York                                      8.50%     12/15/04       573,306
   500,000   Credit Suisse-London                                  7.90%     05/01/07       500,000
   350,000   First Union                                           6.55%     10/15/35       365,091
    71,396   Mercantile Safe Deposit+                             12.125%    01/02/01        71,775
---------------------------------------------------------------------------------------------------
                                                                                          1,510,172
---------------------------------------------------------------------------------------------------
             COMMUNICATIONS -- 1.4%
   500,000   Harris Corporation                                    6.65%     08/01/06       525,401
---------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES -- 10.9%
 1,000,000   Consumers Energy, Series B                            6.50%     06/15/18     1,007,380
 1,000,000   PSE&G Capital                                         6.74%     10/23/01     1,022,029
 1,100,000   Southern California Edison                            7.125%    07/15/25     1,114,079
 1,000,000   Tennessee Valley Authority, Series G                  5.375%    11/13/08     1,003,790
---------------------------------------------------------------------------------------------------
                                                                                          4,147,278
---------------------------------------------------------------------------------------------------
             ELECTRONICS -- 2.6%
 1,000,000   Raytheon                                              5.70%     11/01/03     1,000,782
---------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES -- 2.8%
 1,000,000   Safeco Capital                                        8.072%    07/15/37     1,063,806
---------------------------------------------------------------------------------------------------
             FOREST PRODUCTS & PAPER -- 1.6%
   250,000   Georgia-Pacific                                       9.50%     05/15/22       285,243
   350,000   Sweetheart Cup                                        9.625%    09/01/00       315,000
---------------------------------------------------------------------------------------------------
                                                                                            600,243
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

7

   BOND PORTFOLIO II

PRINCIPAL                                                         INTEREST   MATURITY      VALUE
  AMOUNT                                                            RATE       DATE      (NOTE 1)
             HEALTH CARE PROVIDERS -- 2.2%
$  850,000   Columbia/HCA Health                                   6.73%     07/15/45   $   853,669
---------------------------------------------------------------------------------------------------
             MEDIA -- BROADCASTING & PUBLISHING -- 2.1%
   500,000   Cox Communications                                    6.375%    06/15/00       507,380
   250,000   News America Holdings                                10.125%    10/15/12       297,759
---------------------------------------------------------------------------------------------------
                                                                                            805,139
---------------------------------------------------------------------------------------------------
             OIL & GAS -- 1.9%
   750,000   Husky Oil, 144A                                       8.90%     08/15/28       713,438
---------------------------------------------------------------------------------------------------
             RETAILERS -- 1.3%
   500,000   Wal-Mart Stores                                       5.85%     06/01/00       505,324
---------------------------------------------------------------------------------------------------
             TELEPHONE SYSTEMS -- 2.8%
 1,000,000   MCI Worldcom                                          8.875%    01/15/06     1,089,377
---------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $12,834,037)                                                 13,025,021
---------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 35.5%
   330,760   Federal Government Loan Mortgage Corporation          7.00%     10/01/25       337,603
   337,104   Federal Government Loan Mortgage Corporation          7.00%     12/01/25       344,078
 1,000,000   Federal Home Loan Bank                                5.625%    03/19/01     1,012,226
 1,250,000   Federal National Mortgage Association                 5.75%     04/15/03     1,283,943
   500,000   Federal National Mortgage Association                 5.75%     02/15/08       518,079
 2,999,749   Federal National Mortgage Association                 6.50%     07/01/28     3,016,619
   428,713   Government National Mortgage Association              7.00%     02/15/09       441,249
     4,829   Government National Mortgage Association              7.50%     07/15/23         4,978
   476,093   Government National Mortgage Association              7.50%     12/15/25       490,823
   800,987   Government National Mortgage Association              7.50%     12/15/27       825,770
 1,400,520   Government National Mortgage Association              7.00%     05/15/28     1,432,466
   481,507   Government National Mortgage Association              7.00%     07/15/28       492,490
   492,438   Government National Mortgage Association              7.00%     07/15/28       503,670
 2,006,108   Government National Mortgage Association              6.50%     09/15/28     2,025,548
   920,000   Housing Securities                                    6.75%     09/25/08       884,488
---------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $13,527,136)                                      13,614,030
---------------------------------------------------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS -- 2.8%
             CANADA -- 2.8%
 1,000,000   Province of Ontario                                   7.375%    01/27/03     1,082,730
---------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS (COST $1,077,440)                                  1,082,730
---------------------------------------------------------------------------------------------------
                                                   U.S. TREASURY OBLIGATIONS -- 10.5%
 1,000,000   U.S. Treasury Bond                                    6.375%    08/15/27     1,150,000
 1,000,000   U.S. Treasury Note                                    4.75%     11/15/08     1,007,813
   500,000   U.S. Treasury Note                                    6.125%    11/15/27       560,000
 1,300,000   U.S. Treasury Note                                    5.25%     11/15/28     1,332,500
---------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $3,906,122)                                         4,050,313
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                               8
Schedule of Investments continued

   BOND PORTFOLIO II

                                                                                           VALUE
  SHARES                                                                                 (NOTE 1)
PREFERRED STOCKS -- 4.9%
             ELECTRIC UTILITIES -- 2.9%
     9,300   Appalachian Power, 8.25% Cumulative                                        $   239,475
    16,800   Columbus Southern Power, 8.375% Cumulative                                     432,600
    17,500   Virginia Power Capital, 8.05% Cumulative                                       447,344
---------------------------------------------------------------------------------------------------
                                                                                          1,119,419
---------------------------------------------------------------------------------------------------
             OIL & GAS -- 2.0%
    29,900   Transcanada Pipelines, 8.75% Cumulative                                        781,138
---------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $1,888,618)                                                  1,900,557
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 93.3%
(COST $35,180,212)(a)                                                                    35,877,593
CASH AND OTHER ASSETS NET OF LIABILITIES -- 6.7%                                          2,573,245
---------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                    $38,450,838
---------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 + Restricted and Board valued security (Note 6).

 (a) The aggregate identified cost for federal income tax purposes is $35,196,462, resulting in gross unrealized appreciation and depreciation of $854,965 and $173,834, respectively, and net unrealized appreciation of $681,131.

144A -- Securities restricted for resale to Qualified Institutional Buyers with registration rights.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

9
STATEMENTS OF ASSETS AND LIABILITIES
                                                               December 31, 1998

                                                                GROWTH &
                                                                 INCOME             BOND
                                                              PORTFOLIO II      PORTFOLIO II
ASSETS:
Investments, at value (Note 1)(a)                             $73,129,631       $35,877,593
Cash                                                            1,746,965         2,201,113
Receivables for:
  Dividends                                                       169,747            21,068
  Interest                                                          6,365           436,820
  Foreign tax reclaims                                                929             1,635
--------------------------------------------------------------------------------------------
     Total assets                                              75,053,637        38,538,229
--------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                  56,355                --
Payable to Sponsor (Note 3)                                       299,788            57,000
Other accrued expenses                                             36,713            30,391
--------------------------------------------------------------------------------------------
     Total liabilities                                            392,856            87,391
--------------------------------------------------------------------------------------------
NET ASSETS:
Applicable to investors' beneficial interests                 $74,660,781       $38,450,838
--------------------------------------------------------------------------------------------
(a) Cost of investments                                       $70,044,393       $35,180,212

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

STATEMENTS OF OPERATIONS                                                      10
                                           For the Years Ended December 31, 1998

                                                                GROWTH &
                                                                 INCOME           BOND
                                                              PORTFOLIO II    PORTFOLIO II
INVESTMENT INCOME (NOTE 1):
  Interest                                                     $   76,442      $1,991,899
  Dividends (a)                                                 1,686,187         121,696
------------------------------------------------------------------------------------------
          Total investment income                               1,762,629       2,113,595
------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                               504,873         173,524
  Custody, administration and fund accounting fees                177,066         133,505
  Sponsor fees (Note 3)                                           126,217          63,099
  Printing fees                                                     5,871           4,452
  Auditing fees                                                    18,617          16,576
  Legal fees                                                        8,202           4,276
  Amortization of organization expenses (Note 7)                   14,812          14,812
  Trustee fees (Note 3)                                             5,667           2,838
  Miscellaneous                                                     7,404           2,950
------------------------------------------------------------------------------------------
       Total expenses                                             868,729         416,032
       Waiver of Sponsor fees (Note 3)                           (126,217)        (63,099)
       Reimbursement from Advisor (Note 4)                       (206,085)       (116,523)
------------------------------------------------------------------------------------------
       Net expenses                                               536,427         236,410
------------------------------------------------------------------------------------------
Net investment income                                           1,226,202       1,877,185
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                       1,809,761         417,282
  Net change in unrealized appreciation (depreciation)            244,812         116,965
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss):                        2,054,573         534,247
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $3,280,775      $2,411,432
------------------------------------------------------------------------------------------
(a) Net of foreign tax withholding                                  $3,679             $--

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

11
STATEMENTS OF CHANGES IN NET ASSETS

                                                   GROWTH & INCOME                    BOND
                                                    PORTFOLIO II                  PORTFOLIO II
                                             ---------------------------   ---------------------------
                                               FOR THE        FOR THE        FOR THE        FOR THE
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                 1998           1997           1998           1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)               $ 1,226,202    $   413,468    $ 1,877,185    $ 1,179,582
  Net realized gain (loss) on investments      1,809,761      5,279,721        417,282         42,062
  Net change in unrealized appreciation
     (depreciation) on investments               244,812        455,947        116,965        256,174
------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations                 3,280,775      6,149,136      2,411,432      1,477,818
------------------------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTEREST:
  Contributions                               31,339,058     21,726,669     17,376,055      8,615,620
  Withdrawals                                 (6,522,034)    (3,283,783)    (6,021,023)      (388,462)
------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) FROM INVESTORS'
     TRANSACTIONS                             24,817,024     18,442,886     11,355,032      8,227,158
------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets     28,097,799     24,592,022     13,766,464      9,704,976
NET ASSETS
  Beginning of period                         46,562,982     21,970,960     24,684,374     14,979,398
------------------------------------------------------------------------------------------------------
  End of period                              $74,660,781    $46,562,982    $38,450,838    $24,684,374
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

RATIOS AND SUPPLEMENTARY DATA                                                 12

                                                      GROWTH & INCOME PORTFOLIO II
                               ---------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                   1998           1997           1996           1995            1994
Net Assets, end of period
  (000's)                        $74,661        $46,563        $21,971        $13,894          $ 9,923
Ratios to average net assets:
  Net Expenses                      0.85%          0.85%          0.85%          0.85%            0.85%(b)
  Net investment income
     (loss)                         1.94%          1.28%          1.07%          1.27%            2.06%(b)
  Expenses, without waiver
     and reimbursement              1.37%          1.64%          1.74%          1.77%            2.94%(b)
Portfolio turnover                    55%           153%            82%            96%               0%

                                                            BOND PORTFOLIO II
                               ---------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                   1998           1997           1996           1995            1994
Net Assets, end of period
  (000's)                        $38,451        $24,684        $14,979        $12,304          $10,104
Ratios to average net assets:
  Net Expenses                      0.75%          0.75%          0.75%          0.75%            0.75%(b)
  Net investment income
     (loss)                         5.94%          6.28%          6.18%          6.91%            6.76%(b)
  Expenses, without waiver
     and reimbursement              1.32%          1.69%          1.76%          1.58%            2.67%(b)
Portfolio turnover                   194%            79%            79%            80%               0%

---------------

(a) The portfolios commenced operations on November 21, 1994.

(b) Ratios are annualized.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

13
NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies

Select Advisors Portfolios (the "Portfolio Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a New York master trust fund on February 7, 1994. There are nine subtrusts of the Portfolio Trust (each a "Portfolio"), each having distinct investment objectives and policies. The Portfolios are Emerging Growth Portfolio, International Equity Portfolio, Income Opportunity Portfolio, Value Plus Portfolio, Growth & Income Portfolio, Balanced Portfolio, Bond Portfolio, Growth & Income Portfolio II and Bond Portfolio II. Only Growth & Income Portfolio II and Bond Portfolio II are included in this report. The other portfolios are included in a separate report.

As of December 31, 1998, Touchstone Advisors, Inc., a subsidiary of Western-Southern Life Assurance Company ("Western-Southern"), and
Western-Southern owned 100% of the interest in the Growth & Income Portfolio II and Bond Portfolio II.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the
Portfolios:

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. Dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith in accordance with procedures established by the Trustees of the Portfolio Trust using prices based upon yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers and general market conditions. All debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

FOREIGN CURRENCY TRANSLATION. The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales

   SELECT ADVISORS PORTFOLIOS

                                                                              14
Notes to Financial Statements continued

and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Portfolio Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

FEDERAL TAXES. Each Portfolio is treated as a partnership for federal income tax purposes. As such, each investor in each Portfolio is subject to taxation on its share of that Portfolio's ordinary income and capital gains. Accordingly, no provision has been made for federal income taxes. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

FORWARD FOREIGN CURRENCY CONTRACTS. Each Portfolio may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Portfolio Trust and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of forward foreign currency contracts.

REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Portfolio may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Portfolio Trust Board of Trustees. The Portfolio, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default the Portfolio has the right to use the collateral to offset losses incurred.

   SELECT ADVISORS PORTFOLIOS

15

SECURITIES TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

2.  Risks Associated with Foreign Investments

Some of the Portfolios may invest in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

3.  Transactions with Affiliates

SPONSOR. Touchstone Advisors, Inc. ("Sponsor" or "Advisor"), as sponsor to the Trust, pursuant to a Sponsor Agreement provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Sponsor receives a sponsor fee from each portfolio equal on an annual basis to 0.20% of average daily net assets of that Portfolio. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

INVESTMENT ADVISOR. The Portfolio Trust also has an investment advisory agreement with Touchstone Advisors, Inc. Under the terms of the investment advisory agreement, each Portfolio pays a fee that is computed daily and paid monthly. Investment advisory fees for Growth & Income Portfolio II and Bond Portfolio II is equal on an annual basis to .80% and .55%, respectively, of average daily net assets.

Subject to review and approval by the Board of Trustees, the Advisor may enter into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Portfolios. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on

   SELECT ADVISORS PORTFOLIOS

                                                                              16
Notes to Financial Statements continued

average daily net assets. As of December 31, 1998, the following sub-advisory agreements were in place:

GROWTH & INCOME PORTFOLIO
Scudder Kemper Investments, Inc........    0.50% on the first $150 million
                                           0.45% thereafter
BOND PORTFOLIO
Fort Washington Investment Advisors,       0.30%
  Inc..................................

Fort Washington Investment Advisors, Inc., is an affiliate of the Advisor.

TRUSTEES. Each Trustee who is not an "interested person," (as defined in the Act), of the Portfolio Trust, receives an aggregate of $5,000 annually, plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses from the Portfolio and from Select Advisors Trust A, Select Advisors Trust C and Select Advisors Variable Insurance Trust. For the year ended December 31, 1998, the Growth & Income Portfolio II incurred $5,667 in Trustee Fees and the Bond Portfolio II incurred $2,838 in Trustee Fees.

4.  Expense Reimbursement

The Sponsor has agreed to reimburse each Portfolio so that, following such reimbursement the aggregate total operating expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) are not greater, on an annualized basis, than 0.85% and 0.75% of average daily net assets of Growth & Income Portfolio II and Bond Portfolio II, respectively. The sponsor has advised the Trust that it will continue to waive fees and reimburse each Portfolio as described above through December 31, 1999. For the year ended December 31, 1998, the sponsor reimbursed $206,085 and $116,523 to the Growth & Income Portfolio II and Bond Portfolio II, respectively.

5.  Purchases and Sales of Investment Securities

For the year ended December 31, 1998, the cost of investment securities purchased was $59,853,038 and $29,717,084, and the proceeds from sales of investment securities sold were $33,802,717 and $24,287,635, for Growth & Income Portfolio II and Bond Portfolio II, respectively, excluding U.S. government obligations and US government agency obligations and short-term investments. Purchases and sales of U.S. government obligations were $38,779,377 and $32,330,383, respectively, for Bond Portfolio II.

6.  Restricted Securities

Restricted securities may be difficult to dispose of and involve time consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 1998, Bond Portfolio II held restricted securities valued at

   SELECT ADVISORS PORTFOLIOS

17

$837,573 by the Trustees, representing 2.18% of net assets. Acquisition date and cost of each are as follows:

                                               ACQUISITION DATE      COST
Mercantile Safe Deposit                            3/28/85         $ 71,379
Central America, Series F                           8/1/86          130,000
Central America, Series G                           8/1/86          130,000
Central America, Series H                           8/1/86          130,000
Republic of Honduras, Series C                      5/1/88          100,000
Republic of Honduras, Series D                      5/1/88          100,000

Bond Portfolio II received these securities from The Western and Southern Life Insurance Company Separate Account A on November 21, 1994, in exchange for a proportionate interest in the Portfolio.

7.  Subsequent Event

Effective immediately after the close of business on December 31, 1998, two new portfolios, namely Touchstone Growth & Income Fund and Touchstone Bond Fund were established in the Select Advisors Variable Insurance Trust. Select Advisors Variable Insurance Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Massachusetts business trust on February 7, 1994. Effective after the close of business on December 31, 1998, Select Advisors Variable Insurance Trust was renamed Touchstone Variable Series Trust ("VST"). The shares of the newly established VST: Touchstone Growth & Income Fund and VST: Touchstone Bond Fund, (collectively "VST Funds") were substituted for shares of the Select Advisors
Portfolios: Growth & Income Portfolio II and the Select Advisors Portfolios:
Bond Portfolio II, respectively, (collectively "SAP Funds") held by Western-Southern Life Assurance Company Separate Account 1 and Separate Account 2 and The Western and Southern Life Insurance Company Separate Account A. This transaction was achieved through an in-kind redemption from the SAP Funds and a corresponding in-kind contribution to the VST Funds of the net assets of the SAP Funds. As a result of this transaction, the SAP Funds ceased to be available as investment options for Separate Accounts 1, 2 and A. The VST Funds have substantially identical investment objectives, policies and risks as those of the respective SAP Funds. In addition, the VST Funds will employ the same investment advisor and investment techniques as those employed by the respective SAP Funds. The SAP Funds will be dissolved and terminated as soon as practicable.

   REPORT OF INDEPENDENT ACCOUNTANTS

REPORT OF INDEPENDENT ACCOUNTANTS                                             18

To Investors and Trustees of
the Select Advisors Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and ratios and supplementary data present fairly, in all material respects, the financial position of Growth and Income Portfolio II and Bond Portfolio II (the "Funds") at December 31, 1998, the results of their operations, the changes in their net assets and their ratios and supplementary data for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and ratios and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

NOTES

NOTES